                                                                    EXHIBIT 10.6

                                                                [EXECUTION COPY]


                                CREDIT AGREEMENT
                                     among
                        GORGES/QUIK-TO-FIX FOODS, INC.,
                                  as Borrower,
                                      and
                          GORGES HOLDING CORPORATION,
                                 as Guarantor,
                         THE LENDERS IDENTIFIED HEREIN,
                                      AND
                          NATIONSBANK OF TEXAS, N.A.,
                                    as Agent
                         DATED AS OF NOVEMBER 25, 1996

                               TABLE OF CONTENTS
                               -----------------

SECTION 1  DEFINITIONS AND ACCOUNTING TERMS..........................    1
        1.1  Definitions.............................................    1
        1.2  Computation of Time Periods and Other Definitional
             Provisions..............................................   27
        1.3  Accounting Terms........................................   28
SECTION 2  CREDIT FACILITIES.........................................   28
        2.1  Revolving Loans.........................................   28
        2.2  Letter of Credit Subfacility............................   29
        2.3  Term Loans..............................................   35
        2.4  Continuations and Conversions...........................   36
        2.5  Minimum Amounts.........................................   37
        2.6  Notes...................................................   37
SECTION 3  GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF
           CREDIT....................................................   37
        3.1  Interest................................................   37
        3.2  Place and Manner of Payments............................   38
        3.3  Prepayments.............................................   38
        3.4  Fees....................................................   40
        3.5  Payment in full at Maturity.............................   41
        3.6  Computations of Interest and Fees.......................   41
        3.7  Pro Rata Treatment......................................   42
        3.8  Allocation of Payments After Event of Default...........   43
        3.9  Sharing of Payments.....................................   44
        3.10 Capital Adequacy........................................   45
        3.11 Inability To Determine Interest Rate....................   45
        3.12 Illegality..............................................   46
        3.13 Requirements of Law.....................................   46
        3.14 Taxes...................................................   47
        3.15 Indemnity...............................................   50
SECTION 4  GUARANTY..................................................   50
        4.1  Guaranty of Payment.....................................   50
        4.2  Obligations Unconditional...............................   50
        4.3  Modifications...........................................   51
        4.4  Waiver of Rights........................................   52
        4.5  Reinstatement...........................................   52
        4.6  Remedies................................................   53
        4.7  Limitation of Guaranty..................................   53
        4.8  Rights of Contribution..................................   53
SECTION 5  CONDITIONS PRECEDENT......................................   54
        5.1  Closing Conditions......................................   54
        5.2  Conditions to All Extensions of Credit..................   60
SECTION 6  REPRESENTATIONS AND WARRANTIES............................   61
        6.1  Financial Condition.....................................   61
        6.2  No Material Change......................................   62

        6.3  Organization and Good Standing..........................   62
        6.4  Due Authorization.......................................   62
        6.5  No Conflicts............................................   62
        6.6  Consents................................................   62
        6.7  Enforceable Obligations.................................   63
        6.8  No Default..............................................   63
        6.9  Ownership...............................................   63
        6.10 Indebtedness............................................   63
        6.11 Litigation..............................................   63
        6.12 Taxes...................................................   64
        6.13 Compliance with Law.....................................   64
        6.14 ERISA...................................................   64
        6.15 Subsidiaries............................................   65
        6.16 Use of Proceeds; Margin Stock...........................   66
        6.17 Government Regulation...................................   66
        6.18 Environmental Matters...................................   66
        6.19 Intellectual Property...................................   67
        6.20 Solvency................................................   67
        6.21 Investments.............................................   68
        6.22 Location of Collateral..................................   68
        6.23 Disclosure..............................................   68
        6.24 Licenses, etc...........................................   68
        6.25 No Burdensome Restrictions..............................   68
        6.26 Brokers' Fees...........................................   69
        6.27 Labor Matters...........................................   69
        6.28 Nature of Business......................................   69
        6.29 Farm Products, etc......................................   69
SECTION 7  AFFIRMATIVE COVENANTS.....................................   69
        7.1  Information Covenants...................................   69
        7.2  Preservation of Existence and Franchises................   73
        7.3  Books and Records.......................................   73
        7.4  Compliance with Law.....................................   73
        7.5  Payment of Taxes and Other Indebtedness.................   73
        7.6  Insurance...............................................   74
        7.7  Maintenance of Property.................................   74
        7.8  Performance of Obligations..............................   75
        7.9  Collateral..............................................   75
        7.10 Use of Proceeds.........................................   75
        7.11 Audits/Inspections......................................   75
        7.12 Financial Covenants.....................................   76
        7.13 Additional Credit Parties...............................   77
        7.14 Interest Rates..........................................   78
        7.15 Covenants Relating to Packers and Stockyard Act.........   78
        7.16 Covenants Relating to Food Security Act.................   78

SECTION 8  NEGATIVE COVENANTS.........................................   79
        8.1   Indebtedness............................................   79
        8.2   Liens...................................................   80
        8.3   Nature of Business......................................   80
        8.4   Consolidation and Merger................................   80
        8.5   Asset Dispositions......................................   81
        8.6   Investments.............................................   81
        8.7   Restricted Payments.....................................   81
        8.8   Transactions with Affiliates............................   82
        8.9   Restrictions on the Parent and Ownership of
              Subsidiaries............................................   83
        8.10  Fiscal Year; Organizational Documents...................   83
        8.11  Prepayment or Modification of Indebtedness..............   83
        8.12  Payments in respect of Subordinated Debt................   84
        8.13  Limitations.............................................   84
        8.14  Sale Leasebacks.........................................   84
        8.15  Negative Pledges........................................   85
        8.16  No Foreign Subsidiaries.................................   85
SECTION 9  EVENTS OF DEFAULT..........................................   85
        9.1   Events of Default.......................................   85
        9.2   Acceleration; Remedies..................................   88
SECTION 10  AGENCY PROVISIONS.........................................   89
        10.1  Appointment.............................................   89
        10.2  Delegation of Duties....................................   89
        10.3  Exculpatory Provisions..................................   89
        10.4  Reliance on Communications..............................   90
        10.5  Notice of Default.......................................   91
        10.6  Non-Reliance on Agent and Other Lenders.................   91
        10.7  Indemnification.........................................   91
        10.8  Agent in Its Individual Capacity........................   92
        10.9  Successor Agent.........................................   92
SECTION 11  MISCELLANEOUS.............................................   93
        11.1  Notices.................................................   93
        11.2  Right of Set-Off........................................   93
        11.3  Benefit of Agreement....................................   93
        11.4  To Waiver; Remedies Cumulative..........................   96
        11.5  Payment of Expenses; Indemnification....................   96
        11.6  Amendments, Waivers and Consents........................   97
        11.7  Counterparts............................................   98
        11.8  Pleadings...............................................   98
        11.9  Defaulting Lender.......................................   98
        11.10 Survival of Indemnification and Representations and
              Warranties..............................................   99
        11.11 Governing Law; Venue....................................   99
        11.12 Waiver of Jury Trial....................................   99
        11.13 Time....................................................  100
        11.14 Severability............................................  100
        11.15 Entirety................................................  100
        11.16 Binding Effect..........................................  100
        11.17 Confidentiality.........................................  100

SCHEDULES
---------


Schedule 1.1(a)   Pre-Closing Consolidated Capital Expenditures, Consolidated
                     EBITDA and Consolidated Scheduled Funded Debt Payments
Schedule 1.1(b)   Commitment Percentages
Schedule 5.1(f)   Mortgaged Properties
Schedule 5.1(i)   Corporate Structure of the Borrower
Schedule 6.6      Consents, Approvals and Authorizations
Schedule 6.10     Indebtedness
Schedule 6.11     Litigation
Schedule 6.15     Subsidiaries
Schedule 6.18     Environmental Matters
Schedule 6.19     Intellectual Property
Schedule 6.22(a)  Real Property Locations
Schedule 6.22(b)  Personal Property Locations
Schedule 6.22(c)  Leased Locations where Collateral of at least $250,000 is
                     Located
Schedule 6.22(d)  Chief Executive Offices
Schedule 6.27     Labor Matters
Schedule 7.6      Insurance
Schedule 11.1     Notices


EXHIBITS
--------

Exhibit 2.1       Form of Notice of Borrowing
Exhibit 2.4       Form of Notice of Continuation/Conversion
Exhibit 2.6(a)    Form of Revolving Loan Note
Exhibit 2.6(c)    Form of Term Loan Note
Exhibit 7.1(c)    Form of Officer's Certificate
Exhibit 7.13      Form of Joinder Agreement
Exhibit 11.3      Form of Assignment Agreement

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT (this "Credit Agreement"), is entered into as of
                                  ----------------
November 25, 1996 among GORGES/QUIK-TO-FIX FOODS, INC., a Delaware corporation, (the "Borrower"), GORGES HOLDING CORPORATION, a Delaware corporation ("Parent"),
      --------                                                         ------
the Lenders (as defined herein) and NATIONSBANK OF TEXAS, N.A., as Agent for the Lenders (in such capacity, the "Agent").
                                -----

                                    RECITALS

     WHEREAS, the Borrower has requested that the Lenders provide a $70,000,000 credit facility (comprised of a $40,000,000 term facility and a $30,000,000 revolving credit facility with a sublimit of the $7,000,000 for letters of credit) to the Borrower; and

     WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1



                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

     1.1  DEFINITIONS.
          -----------

     As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

          "Acquired Company" means the business and operation of the beef
           ----------------
     division of Tyson acquired pursuant to the Purchase Agreement.

          "Acquisition" means the purchase of (i) the Capital Stock of a Person,
           -----------
     (ii) the assets of such Person through merger or consolidation with such Person or (iii) the plant, property and equipment of such Person, or a portion thereof, together with the related current assets and intangible assets of such Person.

          "Additional Credit Party" means each Person that becomes a Guarantor
           -----------------------
     after the Closing Date, as provided in Section 7.13.

          "Adjusted Base Rate" means the Base Rate plus the Applicable
           ------------------                      ----
     Percentage.

          "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the
           ------------------------                            ----
     Applicable Percentage.

          "Affiliate" of any specified Person means (i) any other Person
           ---------
     directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person who is a director or executive officer of (a) such specified Person or (b) any Person described in the preceding clause (i). For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership
                                            --------
     of 10% or more of any class, or any series of any class, of equity securities of a Person, whether or not voting, shall be deemed to be control; and provided, however, that NBIC or any Affiliate (as determined
                  --------  -------
     without giving effect to this proviso) of NBIC shall not be deemed to be an Affiliate of any Person solely by reason of its ownership of non-voting equity securities of such Person.

          "Agency Services Address" means NationsBank of Texas, N.A., TX-492-13-
           -----------------------
     05, 901 Main Street, Dallas, Texas 75202, Attn: Agency Services, or such other address as may be identified by written notice from the Agent to the Borrower.

          "Agent" shall have the meaning assigned to such term in the heading
           -----
     hereof, together with any successors or assigns.

          "Applicable Percentage" means for the Revolving Loans, Term Loans,
           ---------------------
     Standby Letter of Credit Fee, Trade Letter of Credit Fee and Commitment Fees, the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

==================================================================================================================================

                                           Applicable       Applicable        Applicable        Applicable
                                         Percentage For   Percentage For    Percentage For    Percentage for      Applicable
 Pricing                Leverage           Eurodollar        Base Rate      Standby Letter   Trade Letter of    Percentage For
  Level                  Ratio                Loans            Loans        of Credit Fee       Credit Fee     Commitment Fees
-----------------------------------------------------------------------------------------------------------------------------------

     greater than or
I          equal to   4.00 to 1.0             2.50%            1.50%             2.50%             1.25%             0.50%

II         less than  4.00 to 1.0             2.25%            1.25%             2.25%            1.125%             0.50%
                          but
      greater than or
           equal to   3.75 to 1.0

III        less than  3.75 to 1.0             2.00%            1.00%             2.00%             1.00%             0.50%
                          but
                    $ 3.50 to 1.0

IV         less than  3.50 to 1.0             1.75%            0.75%             1.75%            0.875%            0.375%
                           but
                    $ 3.25 to 1.0

V          less than  3.25 to 1.0             1.50%            0.50%             1.50%             0.75%            0.375%
==================================================================================================================================

     The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by
                       ----------------
     which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(c); provided, however that
     (i) the initial Applicable Percentages shall be based on Pricing Level I

     (as shown above) and shall remain at Pricing Level I until the first Calculation Date subsequent to December 30, 1997, and, thereafter, the Pricing Level shall be determined by the then current Leverage Ratio, and
     (ii) if the Borrower fails to provide the officer's certificate to the Agency Services Address as required by Section 7.1(c) on or before the most recent Calculation Date, the Applicable Percentages from such Calculation Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon the Pricing Level shall be determined by the then current Leverage Ratio. Except as set forth above, each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans made or Letters of Credit issued.

          "Application Period" shall have the meaning assigned to such term in
           ------------------
     Section 8.5.

          "Asset Disposition" means, with respect to any Person, the sale,
           -----------------
     lease, conveyance or other disposition, that does not constitute an Equity Issuance, a Restricted Payment or an Investment, by such Person of any of its assets (including, without limitation, by way of a Sale and Leaseback Transaction and including a sale of a Subsidiary) other than to the Borrower (including the receipt of proceeds of insurance paid on account of the loss of or damage to any asset and awards of compensation for any asset taken by condemnation, eminent domain or similar proceeding, and including the receipt of proceeds of business interruption insurance), in each case, in one or a series of related transactions; provided, that notwithstanding
                                                 --------
     the foregoing, the term "Asset Disposition" shall not include: (a) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business consistent with past practice, (b) a transfer of assets by the Borrower to a Wholly Owned Subsidiary of the Borrower or by a Wholly Owned Subsidiary of the Borrower to the Borrower or to another Wholly Owned Subsidiary of the Borrower or (c) the sale or other disposition of cash or Cash Equivalents.

          "Asset Disposition Prepayment Event" means, with respect to any Asset
           ----------------------------------
     Disposition, the failure of the Borrower to apply (or cause to be applied) the Net Proceeds of such Asset Disposition to the purchase, acquisition or construction of Eligible Assets during the Application Period for such Asset Disposition.

          "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United
           ---------------
     States Code, as amended, modified, succeeded or replaced from time to time.

          "Bankruptcy Event" means, with respect to any Person, the occurrence
           ----------------
     of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

          "Base Rate" means, for any day, the rate per annum (rounded upwards,
           ---------
     if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 2 of 1% or
                                                                 ----
     (b) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

          "Base Rate Loan" means any Loan bearing interest at a rate determined
           --------------
     by reference to the Base Rate.

          "Borrower" means the Person identified as such in the heading hereof,
           --------
     together with any successor and permitted assigns.

          "Business Day" means any day other than a Saturday, a Sunday, a legal
           ------------
     holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Dallas, Texas or New York, New York; provided that in the case of Eurodollar Loans, such day is also a day on which dealings between banks are carried on in U.S. dollar deposits in the London interbank market.

          "Calculation Date" has the meaning set forth in the definition of
           ----------------
     Applicable Percentage.

          "Capital Expenditures" means, with respect to any Person for any
           --------------------
     period, the aggregate of all expenditures of such Person which, in accordance with GAAP, would be classified as capital expenditures, including, without limitation, Capital Lease Obligations of such Person for such period; provided, however, that Capital Expenditures for the Credit
                  --------  -------

     Parties for any fiscal quarter ended prior to September 30, 1996 shall be the amount indicated for such period on Schedule 1.1(a).
                                             ---------------

          "Capital Lease" means, as applied to any Person, any lease of any
           -------------
     property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Lease Obligations" means,  with respect to any Person as of
           -------------------------
     any date, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet of such Person as of such date in accordance with GAAP.

          "Capital Stock" means (i) in the case of a corporation, capital stock,
           -------------
     (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalent" means (a) securities issued or directly and fully
           ---------------
     guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities not more than twelve months from the date of acquisition, (b) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits or Eurodollar certificates of deposit of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (ii) any bank whose short-term commercial paper rating from S&P is a least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank referred to in this clause (b) being an "Approved Lender"), in each case
                                              ---------------
     with maturities of not more than twelve months from the date of acquisition, and (c) commercial paper issued by any Approved Lender (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition.

          "Cash Taxes" means, with respect to any Person for any period, the
           ----------
     aggregate of all taxes of such Person, as determined in accordance with GAAP, to the extent the same are paid in cash during such period.

          "CGW " means CGW Southeast Partners III, L.P., a Delaware limited
           ----
     partnership.

          "Change of Control" means any of the following events:
           -----------------

               (i) prior to the initial Public Equity Offering, (a) the failure of the Parent to own directly all of the issued and outstanding Capital Stock of the Borrower, (b) the failure of the members of the

          Sponsor Group to own directly at least 51% of the Capital Stock of the Parent, (c) the failure of CGW to own directly a larger percentage of the Capital Stock of the Parent than any other member of the Sponsor Group, (d) any Person other than members of the Sponsor Group or two or more Persons acting in concert other than members of the Sponsor Group shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, 35% or more of the Capital Stock of the Parent or (e) a "Change of Control" as defined in the Indenture shall occur; and

               (ii) after the initial Public Equity Offering (a) the failure of the members of the Sponsor Group to own directly at least 51% of the Capital Stock of the Borrower or of the Parent that was issued and outstanding immediately prior to giving effect to such initial Public Equity Offering, (b) the failure of CGW to own directly a larger percentage of the Capital Stock of the Borrower or of the Parent that was issued and outstanding immediately prior to giving effect to such initial Public Equity Offering than any other member of the Sponsor Group, (c) any Person other than members of the Sponsor Group or two or more Persons acting in concert other than members of the Sponsor Group shall own, directly or indirectly, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, 35% or more of the Capital Stock of the Borrower or of the Parent that was issued and outstanding immediately prior to giving effect to such initial Public Equity Offering or (d) a "Change of Control" as defined in the Indenture shall occur.

     For purposes of this definition, references to the term "Capital Stock" shall be deemed to mean voting common stock and any other class of stock having the right to vote on matters coming before the shareholders of such Person generally. For purposes of clause (i) of this definition, the term "Capital Stock of the Parent" shall include the shares thereof which are issued and outstanding as of the date of determination plus the number of shares thereof which may be purchased pursuant to vested options on such date of determination. For purposes of clause (ii) of this definition, the phrase "issued and outstanding immediately prior to giving effect to such initial Public Equity Offering", when used with respect to a number of shares of Capital Stock, shall include the number of shares thereof which are issued and outstanding as of the date of such initial Public Equity Offering plus the number of shares thereof which may be purchased pursuant to vested options on the date of such initial Public Equity Offering.

          "Closing Date" means the date hereof.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
     successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

          "Collateral" means all collateral referred to in and covered by the
           ----------
     Collateral Documents.

          "Collateral Documents" means the Security Agreements, the Pledge
           --------------------
     Agreements, the Mortgages and such other documents executed and delivered in connection with the attachment and perfection of the Lenders' security interests in the assets of the Credit Parties, including without limitation, UCC financing statements and patent and trademark filings.

          "Commitment Fees" means the fees payable to the Lenders pursuant to
           ---------------
     Section 3.4(a).

          "Commitments" means the Revolving Committed Amount and the Term Loan
           -----------
     Committed Amount.

          "Consolidated EBITDA" means, with respect to any Person for any
           -------------------
     period, the sum of, without duplication, (i) the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (ii) the Interest
                                                       ----
     Expense of such Person and its Subsidiaries for such period, plus (iii)
                                                                  ----
     amortization of deferred financing charges for such period, plus (iv) provision for taxes based on income or profits for such period (to the extent such income or profits were included in computing Consolidated Net Income for such period), plus (v) consolidated depreciation, amortization and other non-cash charges of such Person and its Subsidiaries required to be reflected as expenses on the books and records of such Person, minus
     (vi) cash payments with respect to any non-recurring, noncash charges previously added back pursuant to clause (v), and excluding (vii) the impact of foreign currency translations. Notwithstanding the foregoing,
     (x) the provision for taxes based on the income or profits of, and the depreciation and amortization and other noncash charges of, a Subsidiary of a Person shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion) that the Net Income of such Subsidiary was included in calculating the Net Income of such Person and only if a corresponding amount would be permitted at the date of determination to be dividended to such Person by such Subsidiary without any prior approval (unless such approval has been obtained) pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders and (y) Consolidated EBITDA of the Credit Parties on a consolidated basis for any fiscal quarter ended prior to September 30, 1996 shall be the amount indicated for such period on
     Schedule 1.1(a).
     ---------------

          "Consolidated Net Income" means, with respect to any Person for any
           -----------------------
     period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is
           --------
     not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the relevant Person or a Wholly Owned Subsidiary thereof, (ii) the Net Income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Net Income is not at the date of determination permitted without any prior approval (unless such approval has been obtained) pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, and
     (iv) the cumulative effect of a change in accounting principles shall be excluded.

          "Consolidated Net Worth" means, with respect to any Person as of any
           ----------------------
     date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (x) all write-ups subsequent to the Closing Date in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person (other than purchase accounting adjustments made, in connection with any acquisition of any entity that becomes a consolidated Subsidiary of such Person after the Closing Date, to the book value of the assets of such entity), (y) all Investments as of such date in unconsolidated Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined on a consolidated basis in accordance with GAAP.

          "Consolidated Scheduled Funded Debt Payments" means, for any period,
           -------------------------------------------
     the sum of all scheduled payments of principal on Funded Debt of the Credit Parties on a consolidated basis for such period (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that Consolidated Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to Section 3.3; provided, however,
                                                             --------  -------
     that Consolidated Scheduled Funded Debt Payments for any fiscal quarter ended prior to September 30, 1996 shall be the amount indicated for such period on Schedule 1.1(a)..
               ---------------

          "Consulting Agreement " means that certain Consulting Agreement by and
           ---------------------
     among the Borrower and the Parent, dated as of the Closing Date, as amended, modified, extended, renewed or replaced from time.

          "Contingent Obligations" means, with respect to any Person, without
           ----------------------
     duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or obligation, or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof; provided, however, that the term "Contingent Obligations"
                      --------  -------
     shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business or (y) guarantees made by a Person of the obligations of a Subsidiary of such Person that do not constitute Indebtedness of such Subsidiary and are incurred in the ordinary course of business of such Subsidiary. The amount of any Contingent Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Contingent Obligation is made.


          "Credit Documents" means this Credit Agreement, the Notes, any Joinder
           ----------------
     Agreement, the Collateral Documents, the LOC Documents, the Fee Letter and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

          "Credit Parties" means the Borrower and the Guarantors, and "Credit
           --------------                                              ------
     Party" means any one of them.
     -----

          "Credit Party Obligations" means, without duplication, (a) all of the
           ------------------------
     obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents to which the Borrower or any other Credit Party is a party and (b) all Hedging Obligations owing from a Credit Party to any Lender, or any Affiliate of a Lender.

          "Default" means any event, act or condition which with notice or lapse
           -------
     of time, or both, would constitute an Event of Default.

          "Defaulting Lender" means, at any time, any Lender that (a) has failed
           -----------------
     to make a Loan or purchase a Participation Interest required pursuant to the term of this Credit Agreement within one Business Day of when due, (b) other than as set forth in (a) above, has failed to pay to the Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement within one Business Day of when due, unless such amount is subject to a good faith dispute or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any of assets of which) a receiver, trustee or similar official has been appointed.

          "Dollars" and "$" means dollars in lawful currency of the United
           -------       -
     States of America.

          "Eligible Assets" means another business or any substantial part of
           ---------------
     another business or other long-term assets, in each case, in, or used or useful in, the same or a similar line of business as the Borrower or any of its Subsidiaries was engaged in on the Closing Date or any reasonable extensions or expansions thereof (including the Capital Stock of another Person engaged in such business, provided such other Person is, or
                                      --------
     immediately after giving effect to any such acquisition shall become, a Wholly Owned Subsidiary of the Borrower.

          "Eligible Assignee" means (a) any Lender or Affiliate of a Lender and
           -----------------
     (b) any other commercial bank, financial institution, institutional lender or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) reasonably acceptable to the Agent and the Borrower.

          "Environmental Laws" means any current or future Federal, state or
           ------------------
     local statutes, rules, regulations, ordinances or judicial orders pertaining to (a) the protection of the indoor or outdoor environment, (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater, (d) the generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal or remediation of any hazardous or toxic substance or material or (e) pollution (including any release of any hazardous or toxic substance or material to the air, land, surface water, and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendment of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., and any amendment, rule or regulation issued thereunder.

          "Equity Interest" means Capital Stock and all warrants, options or
           ---------------
     rights to acquire Capital Sock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock), whether outstanding prior to , on or after the Closing Date.

          "Equity Issuance" means any issuance by any Credit Party to any Person
           ---------------
     of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity, except for (w) an Equity Issuance by a Wholly Owned Subsidiary of the Borrower to the Borrower or to another Wholly Owned Subsidiary of the Borrower, (x) an Equity Issuance to any Management Shareholder, (y) an issuance by the Borrower of common equity securities in consideration of assets, Equity Interests or other securities in a transaction which would not constitute an Investment and (z) dividends by a Person to holders or a class of such Person's Capital Stock paid only in shares of such Capital Stock.


          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means an entity which is under common control with
           ---------------
     any Credit Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Credit Party and which is treated as a single employer under Sections 414(b) or (c) of the Code.

          "ERISA Event" means (i) with respect to any Plan, the occurrence of a
           -----------
     Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Credit Party from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Credit Party from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or
     (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

          "Eurodollar Loan" means a Loan bearing interest based at a rate
           ---------------
     determined by reference to the Eurodollar Rate.

          "Eurodollar Rate" means, for the Interest Period for each Eurodollar
           ---------------
     Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

          Eurodollar Rate =    London Interbank Offered Rate
                            ------------------------------------
                             1 - Eurodollar Reserve Percentage

          "Eurodollar Reserve Percentage" means for any day, that percentage
           -----------------------------
     (expressed as a decimal) which is in effect from time to time under

     Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Event of Default" has the meaning specified in Section 9.1.
           ----------------

          "Excess Cash Flow" means, with respect to the Credit Parties on a
           ----------------
     consolidated basis for any fiscal year period, an amount equal to (a) Consolidated EBITDA for such period minus (b) Capital Expenditures for such period, minus (c) Interest Expense for such period, minus (d) Federal, state and other income taxes actually paid during such period, minus (e) Consolidated Scheduled Funded Debt Payments for such period, minus (f) all prepayments of the Term Loan for such period, minus (g) all reductions in the Revolving Committed Amount for such period, minus (h) any cash loss (or plus any cash gain) of an extraordinary nature otherwise excluded in calculating Consolidated EBITDA for such period, minus (i) any cash gain from an Asset Disposition (to the extent included in Consolidated EBITDA for such period and paid to the Lenders as a mandatory prepayment pursuant to Section 3.3(b)(iii)).

          "Excess Payables" means, as of any date, an amount equal to the amount
           ---------------
     by which total PSA Payables on such date exceeds $7,500,000.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     and the rules and regulations promulgated thereunder.

          "Excluded Asset Disposition" means any Asset Disposition by any Credit
           --------------------------
     Party to the Borrower or any other Credit Party other than the Borrower or the Parent if (i) the Agent is given prior written notice of such Asset Disposition, and the Credit Parties execute and deliver such documents, instruments and certificates as the Agent may request in order to maintain the perfection and priority of the Liens on the assets of the Credit Parties and (ii) after giving effect such Asset Disposition, no Default or Event of Default exists.

          "Executive Officer" of any Person means any of the chief executive
           -----------------
     officer, chief operating officer, president, executive vice president, chief financial officer or treasurer or such Person.

          "Exempt Affiliate Transactions" means (a) transactions between or
           -----------------------------
     among the Borrower and/or its Wholly Owned Subsidiaries, (b) advances to officers of any Credit Party in the ordinary course of business to provide for the payment of reasonable expenses incurred by such persons in the performance of their responsibilities to the relevant Credit Party or in connection with any relocation, (c) fees and compensation paid to and indemnity provided on behalf of directors, officers or employees of any Credit Party in the ordinary course of business, (d) any employment agreement that is in effect on the Closing Date and any such agreement entered into by any Credit Party after the Closing Date in the ordinary course of business of such Credit Party, (e) any Restricted Payment that is not prohibited by Section 8.7, (f) payments to CGW Southeast III, L.L.C., a Delaware limited liability company and the general partner of CGW, of (i) retainer fees pursuant to the Consulting Agreement not to exceed $30,000 per month and (ii) annual performance bonuses as provided for under the Consulting Agreement not to exceed $500,000 in any fiscal year, (g) the delegation by CGW of its rights and obligations under the Consulting Agreement to the Management Company and (h) payment to the Management Company of an investment banking fee in an amount not to exceed $2,650,000.

          "Extension of Credit" means, as to any Lender, the making of a Loan or
           -------------------
     the purchase of a Participation Interest by such Lender.

          "Federal Funds Rate" means, for any day, the rate of interest per
           ------------------
     annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate
     --------
     for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

          "Fee Letter" means that certain letter agreement, dated as of the
           ----------
     Closing Date, between the Agent and the Borrower, as amended, modified, supplemented or replaced from time to time.

          "Fixed Charges" means, with respect to any Person for any period, the
           -------------
     sum of (i) cash Interest Expense of such Person for such period (after giving effect to the Interim Adjustments for the calculations occurring on December 31, 1996, March 31, 1997, June 30, 1997 and September 30, 1997)
     plus (ii) Consolidated Scheduled Funded Debt Payments for such period.
     ----

          "Fixed Charge Coverage Ratio" means, with respect to the Credit
           ---------------------------
     Parties on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Credit Parties, the ratio of (a) Consolidated EBITDA for the applicable period minus Capital Expenditures for the applicable period minus Cash Taxes for the applicable period to (b) Fixed Charges for the applicable period. In the event that any Credit Party assumes, guarantees or repays or redeems any Indebtedness (other than revolving credit borrowings) subsequent to the commencement of the four-quarter reference period for which the Fixed Charge Coverage Ratio is being calculated but on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Determination
                                                                  -------------
     Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro
     ----
     forma effect to such incurrence, assumption, guarantee, repayment or redemption of Indebtedness as if the same had occurred at the beginning of the applicable four-quarter reference period. For purposes of making the computation referred to above, (i) acquisitions that have been made by any Credit Party, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period but on or prior to the Determination Date shall be deemed to have occurred on the first day of the four-quarter reference period, and (ii) Consolidated EBITDA and Capital Expenditures attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Determination Date, shall be excluded, and (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Determination Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the relevant Person or any of its Subsidiaries following the Determination Date.

          "Food Security Act" means the Food Security Act of 1985, as amended,
           -----------------
     and any successor statute thereto, including all rules and regulations thereunder, all as the same may be in effect from time to time.

          "FPGT" means First Plaza Group Trust, a General Motors pension plan.
           ----

          "Funded Debt" of any Person means, without duplication, the sum of (a)
           -----------
     all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f), (i), (k),(l) and (m) of the definition of "Indebtedness" set forth in Section 1.1, (b) all Indebtedness of another Person of the type referred to in clause (a) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clause (a) above of another Person and (d) Indebtedness of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto .

          "GAAP" means generally accepted accounting principles set forth in the
           ----
     opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accounts and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession of the United States, that are applicable to the circumstances as of the date of determination; provided
                                                                      --------
     that, except as specifically provided in the Indenture, all calculations made for purposes of determining compliance with the covenants set forth in
     Section 7.12 and Section 8 shall use GAAP as in effect on the Closing Date for financial statements for fiscal years ending on or after September 28, 1996.

          "Governmental Authority" means any Federal, state, local, provincial
           ----------------------
     or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantor" means the Parent and each Additional Credit Party,
           ---------
     together with their successors and assigns.

          "Guaranty Obligations" means, with respect to any Person, any
           --------------------
     Contingent Obligations of such Person in respect of any Indebtedness of any other Person (other than Indebtedness of the kind described in clause (f) of the definition of "Indebtedness" set forth in this Section 1.1 that is not itself a Contingent Obligation in respect of Indebtedness).

          "Hazardous Materials" means any substance, material or waste defined
           -------------------
     as hazardous or toxic or otherwise regulated in or under any Environmental Laws.

          "Hedging Obligations" means, with respect to any Person, the
           -------------------
     obligations of such Person entered into in the ordinary course of business under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and other similar financial agreements or arrangements designed to protect such Person against, or manage the exposure of such Person to, fluctuations in interest rates.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
     obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Guaranty Obligations of such Person, (g) the amount of all Capital Lease Obligations of such Person, (h) the principal portion of all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP (collectively, "TROLS"), (i) all
                                                             -----
     Hedging Obligations of such Person, (j) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (l) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP and (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

          "Indenture" means that certain Indenture dated as of November 25,
           ---------
     1996, among the Borrower as issuer, the guarantors named therein and IBJ Schroder Bank & Trust Company, as trustee, as the same may be modified, supplemented or amended from time to time.

          "Interest Coverage Ratio" means, with respect to the Credit Parties on
           -----------------------
     a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Credit Parties, the ratio of (a) Consolidated EBITDA for such period to (b) cash Interest Expense for such period (after giving effect to the Interim Adjustments for the calculations occurring on December 31, 1996, March 31, 1997, June 30, 1997 and September 30, 1997).

          "Interest Expense" means, with respect to any Person for any period,
           ----------------
     all net interest expense, including the interest component under Capital Leases, of such Person for such period as determined in accordance with GAAP; it being understood that Interest Expense shall, at the option of the Borrower, include the amortized cost of any interest rate protection agreements to the extent permitted by GAAP.

          "Interest Payment Date" means (a) as to Base Rate Loans, the last day
           ---------------------
     of any fiscal quarter of the Borrower and on the Maturity Date and (b) as to Eurodollar Loans, on the last day of each applicable Interest Period and on the Maturity Date and, in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also on the date three months from the beginning of the Interest Period and each three months thereafter.

          "Interest Period" means, as to Eurodollar Loans, a period of one, two,
           ---------------
     three or six months' duration, as the Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond the Maturity Date and (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

          "Interim Adjustments" means, that for the first four fiscal quarters
           -------------------
     following the Closing Date, the Fixed Charge Coverage Ratio and the Interest Coverage Ratio shall be calculated using the adjustments and assumptions regarding Cash Taxes and Interest Expense set forth below:

               (a) for the partial fiscal quarter ending December 31, 1996 and for the three full fiscal quarters ending March 31, 1997, June 30, 1997 and September 30, 1997,

                     (i) Interest Expense of the Credit Parties on a consolidated basis for the twelve month period for which the Fixed Charge Coverage Ratio and the Interest Coverage Ratio are being calculated shall be deemed to be the result obtained by multiplying (A) the actual cash Interest Expense of the Credit Parties on a consolidated basis for the period from the Closing Date through the last day of such fiscal quarter times (B) a ratio equal to (1) 365 divided by (2) the number of days elapsed from the Closing Date until the last day of such quarter; and

                    (ii) Cash Taxes of the Credit Parties on a consolidated
               basis for the twelve month period for which the Fixed Charge Coverage Ratio is being calculated shall be deemed to be the result obtained by multiplying (A) the actual Cash Taxes of the Credit Parties on a consolidated basis for the period from the Closing Date through the last day of such fiscal quarter times
               (B) a ratio equal to (1) 365 divided by (2) the number of days elapsed from the Closing Date until the last day of such quarter; and

               (b) for the fiscal quarter ending December 31, 1997 and each fiscal quarter thereafter,

                    (i) cash Interest Expense of the Credit Parties on a consolidated basis shall be the actual cash Interest Expense for the twelve month period ending on the last day of such fiscal quarter; and

                    (ii) Cash Taxes shall be the actual Cash Taxes of the Credit
               Parties on a consolidated basis for the twelve month period ending on the last day of such fiscal quarter.

          "Investment" in any Person means (a) the acquisition (whether for
           ----------
     cash, property, services, assumption of Indebtedness, securities or otherwise, but exclusive of the acquisition of inventory, supplies, equipment and other assets used or consumed in the ordinary course of business of the applicable Credit Party and Capital Expenditures by the Credit Parties not otherwise prohibited hereunder) of assets, shares of capital stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such Person or (b) any deposit (other than (i) deposits made in connection with the purchase of equipment or other assets in the ordinary course of business and (ii) deposits of the kinds referred to in clauses (d), (e), (f) and (j)of the definition of "Permitted Liens" set forth in this Section 1.1) with, or advance, loan or other extension of credit (other than advances , loans or other extensions of credit described in clause (b) of the definition of "Exempt Affiliate Transactions" set forth in this Section 1.1 and other than sales of inventory on credit in the ordinary course of business and payable or dischargeable in accordance with customary trade terms) to, such Person or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligation (including any support for a Letter of Credit issued on behalf of such Person) incurred for the benefit of such Person; provided that an acquisition of
                                              --------
     assets, Equity Interests or other securities by the Borrower for consideration consisting of common equity securities of the Borrower shall not be deemed to be an Investment.

          "Issuing Lender" means NationsBank of Texas, N.A.
           --------------

          "Issuing Lender Fees" has the meaning set forth in Section
           -------------------
     3.4(b)(iii).

          "Joinder Agreement" means a Joinder Agreement substantially in the
           -----------------
     form of Exhibit 7.13.
             ------------

          "Lender" means any of the Persons identified as a "Lender" on the
           ------
     signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

          "Letter of Credit" means a Letter of Credit issued for the account of
           ----------------
     a Credit Party by the Issuing Lender pursuant to Section 2.2, as such Letter of Credit may be amended, modified, extended, renewed or replaced.

          "Leverage Ratio" means, with respect to the Credit Parties on a
           --------------
     consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) Funded Debt of the Credit Parties on a consolidated basis on the last day of such period to (b) Consolidated EBITDA for such period.

          "Lien" means, with respect to any assets, any mortgage, lien, pledge,
           ----
     charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Loan" or "Loans" means the Revolving Loans and/or the Term Loans (or
           ----      -----
     a portion of any Revolving Loan or Term Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate), individually or collectively, as appropriate.

          "LOC Documents" means, with respect to any Letter of Credit, such
           -------------
     Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk or (b) any collateral security for such obligations.

          "LOC Obligations" means, at any time, the sum of (a) the maximum
           ---------------
     amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
                                                                         ----
     (b) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

          "LOC Participants" means all Lenders whose Revolving Loan Commitment
           ----------------
     Percentage is greater than zero.

          "London Interbank Offered Rate" means, for the Interest Period for
           -----------------------------
     each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the rate of interest, determined by the Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), appearing on Telerate Page 3750 (or, if, for any reason, Telerate Page 3750 is not available, the Reuters Screen LIBO Page) as of approximately 11:00 A.M. (London time) two (2) Business Days before the first day of such Interest Period. As used herein, "Telerate Page 3750" means the display designated as page 3750 by Dow Jones Telerate, Inc. (or such other page as may replace such page on that service for the purpose of displaying the British Bankers Association London interbank offered rates) and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          "Management Company" means CGW Southeast Management III, L.L.C., a
           ------------------
     Georgia limited liability company wholly-owned by CGW.

          "Management Shareholder" means an officer, director or employee of the
           ----------------------
     Borrower or any Subsidiary of the Borrower who is the beneficial owner of any Capital Stock of the Borrower or the Parent; provided, however, in no
                                                      --------  -------
     event shall CGW, NBIC or any of their respective Affiliates (as determined without giving effect to the second proviso of the definition of "Affiliate" set forth in this Section 1.1) be deemed to be a Management Shareholder.

          "Mandatory Borrowing" has the meaning set forth in Section 2.2(e).
           -------------------

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
     operations, financial condition, business or prospects of any Credit Party,
     (b) the ability of a Credit Party to perform its respective obligations under this Credit Agreement or any of the other Credit Documents, or (c) the validity or enforceability of this Credit Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole.

          "Maturity Date" means November 30, 2001.
           -------------

          "Moody's" means Moody's Investors Service, Inc., or any successor or
           -------
     assignee of the business of such company in the business of rating securities.

          "Mortgage Policies" has the meaning set forth in Section 5.1(f).
           -----------------

          "Mortgage" and "Mortgages" have the meanings set forth in Section
           --------       ---------
     5.1(f).

          "Mortgaged Properties" has the meaning set forth in Section 5.1(f).
           --------------------

          "Multiemployer Plan" means a Plan which is a multiemployer plan as
           ------------------
     defined in Sections 3(37) or 4001(a)(3) of ERISA.

          "Multiple Employer Plan" means a Plan which any Credit Party and at
           ----------------------
     least one employer other than the Credit Parties are contributing sponsors.

          "NBIC" means NationsBanc Investment Corp.
           ----

          "Net Income" means, with respect to any Person for any period, the net
           ----------
     income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however,
     (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries and (ii) any extraordinary or non-recurring gain (but not loss), together with any related provision for taxes on such extraordinary or non-recurring gain (but not loss).

          "Net Proceeds" means the aggregate cash proceeds received by any
           ------------
     Credit Party in respect of any Asset Disposition or Equity Issuance (including, without limitation, any cash received upon the sale or other disposition of any noncash consideration received in any Asset Disposition or Equity Issuance), net of the direct costs relating to such Asset

     Disposition or Equity Issuance (including, without limitation, legal, accounting and investment banking fees, and sales commissions), taxes paid or payable as a result thereof, and, in connection with any Asset Disposition, repayment of any Indebtedness secured by Liens upon the related asset or assets and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

          "Non-Excluded Taxes" has the meaning set forth in Section 3.14.
           ------------------

          "Note" or "Notes" means the Revolving Loan Notes and/or the Term Loan
           ----      -----
     Notes, individually or collectively, as appropriate.

          "Notice of Borrowing" means a request by the Borrower for a Revolving
           -------------------
     Loan, in the form of Exhibit 2.1.
                          -----------

          "Notice of Continuation/Conversion" means a request by the Borrower to
           ---------------------------------
     continue an existing Eurodollar Loan to a new Interest Period or to convert a Eurodollar Loan to a Base Rate Loan or a Base Rate Loan to a Eurodollar Loan, in the form of Exhibit 2.4.
                          -----------

          "Packers and Stockyard Act" means the Packers and Stockyards Act of
           -------------------------
     1921, as amended, and any successor statute thereto, including all rules and regulations thereunder, all as the same may be in effect from time to time.

          "Parent" means the Person identified as such in the heading hereof,
           ------
     together with any successors and permitted assigns.

          "Participation Interest" means a purchase by a Lender of a
           ----------------------
     participation in Letters of Credit or LOC Obligations as provided in
     Section 2.2 or in any Loans as provided in Section 3.9.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

          "Permitted Acquisitions" means an Acquisition by the Borrower or any
           ----------------------
     Subsidiary of the Borrower for the fair market value of the assets or Capital Stock acquired in such transaction, provided that (i) the assets or
                                                 --------
     Capital Stock acquired in such Acquisition relate to a line of business similar to the business of the Borrower or any of its Subsidiaries engaged in on the Closing Date or any reasonable extensions or expansions thereof,
     (ii) the liabilities (determined in accordance with GAAP and in any event including contingent obligations) acquired by the Borrower and its Subsidiaries on a consolidated basis in such Acquisition shall not in the aggregate exceed 10% of the purchase price paid for the related assets or Capital Stock, (iii) the Agent shall have received all items in respect of the assets or Capital Stock acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 7.9 and/or
     Section 7.13, (iv) after giving effect to such Acquisition on a Pro Forma Basis, the Credit Parties shall be in compliance with all of the covenants set forth in Section 7.12, (v) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vi) after giving effect to such Acquisition, the Revolving Committed Amount shall be at least $10,000,000 greater than the sum of the Revolving Loans outstanding plus LOC Obligations outstanding plus the Excess Payables and (vii) the aggregate cost (including cash and non-cash consideration) for all such Acquisitions occurring after the Closing Date shall not exceed $20,000,000.

          "Permitted Investments" means (a) any Investments in any Credit Party
           ---------------------
     other than the Parent, (b) any Investments in Cash Equivalents, (c) Investments made as a result of the receipt of non-cash consideration from any Asset Disposition that was made pursuant to and in compliance with
     Section 8.5 and (d) Permitted Acquisitions.

          "Permitted Liens" means (a) Liens in favor of the Agent on behalf of
           ---------------
     the Lenders, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's, carrier's, landlords' and other nonconsensual statutory Liens which are not yet due and payable, which have been in existence less than 90 days or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (d) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs, (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (g) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (h) judgment Liens that would not constitute an Event of Default, (i) Liens in connection with Indebtedness allowed under Section 8.1(d) (including without limitation Sale and Leaseback Transactions permitted thereunder and under Section 8.14), (j) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (k) Permitted Encumbrances (as defined in any Mortgage or Mortgage Policy) and (l) any interest of title of a lessor under, and Liens arising from UCC financing statements relating to, leases not prohibited by this Credit Agreement.

          "Person" means any individual, partnership, joint venture, firm,
           ------
     corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

          "Plan" means any employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which is covered by ERISA and with respect to which any Credit Party is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "Pledge Agreements" means any Pledge Agreement executed and delivered
           -----------------
     by a Credit Party in favor of the Agent, for the benefit of the Lenders, to secure its obligations under the Credit Documents, as amended, modified, extended, renewed or replaced from time to time.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
     from time to time by the Agent as its prime rate in effect at its principal office in Dallas, Texas, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by the Agent to any debtor).

          "Principal Amortization Payment" means a principal payment on the Term
           ------------------------------
     Loans as set forth in Section 2.3(d).

          "Principal Amortization Payment Date" means the date a Principal
           -----------------------------------
     Amortization Payment is due.

          "Pro Forma Basis" means, with respect to a proposed Acquisition by the
           ---------------
     Borrower of the assets or Capital Stock of another Person, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Agent and the Lenders have received the officer's certificate in accordance with the provisions of Section 7.1(c). In connection with any calculation under
     Section 7.12 upon giving effect to any such proposed Acquisition on a Pro Forma Basis, (i) any Indebtedness incurred by any Credit Party in order to consummate such transaction (A) shall be deemed to have been incurred on the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate of interest, then the implied rate of interest for such Indebtedness for the applicable period shall be determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (ii) income statement items (whether positive or negative) attributable to the assets or Capital Stock proposed to be acquired in such transaction shall be included to the extent relating to the applicable period.

          "PSA Payables" means total payables of the Borrower and its
           ------------
     Subsidiaries on a consolidated basis which are due and payable for livestock delivered by a cash seller.

          "Public Equity Offering" means an underwritten primary public offering
           ----------------------
     of the common stock of the Parent or, subject to the definition of the term "Change of Control" set forth in Section 1.1, of the common stock of the Borrower pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

          "Purchase Agreement" means that certain Asset Purchase Agreement by
           ------------------
     and among Tyson, Gorges Foodservice, Inc., a Texas corporation, Tyson Holding Company, a Delaware corporation, and the Borrower, dated as of October 17, 1996, as it may be amended on or prior to the Closing Date.

          "Real Properties" means each of facilities and properties owned,
           ----------------
     leased or operated by any Credit Party.

          "Regulation G, T, U, or X" means Regulation G, T, U or X,
           ------------------------
     respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Reportable Event" means a "reportable event" as defined in Section
           ----------------
     4043(c) of ERISA, other than those events as to which the notice requirements or penalties for failure to provide notice have been waived by regulation or administrative action of the PBGC.

          "Required Lenders" means Lenders whose aggregate Credit Exposure (as
           ----------------
     hereinafter defined) constitutes at least 51% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean
     (a) at any time prior to the termination of the Commitments, the sum of (i) the Revolving Commitment Percentage of such Lender multiplied by the Revolving Committed Amount, plus (ii) the Term Loan Commitment Percentage of such Lender multiplied by the aggregate principal amount of Term Loans outstanding at such time and (b) at any time after the termination of any of the Commitments pursuant to Section 9.2, the sum of (i) the principal balance of the outstanding Loans of such Lender plus (ii) such Lender's Participation Interests in the face amount of the outstanding Letters of Credit.

          "Requirement of Law" means, as to any Person, any law, treaty, rule or
           ------------------
     regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

          "Restricted Payment" means (i) any dividend or other distribution,
           ------------------
     direct or indirect, on account of any shares of any class of stock of any Credit Party, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of any Credit Party, now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of any Credit Party, now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, interest or liquidated damages on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, the Subordinated Debt.

          "Revolving Loan Commitment Percentage" means, for each Lender, the
           ------------------------------------
     percentage identified as its Revolving Loan Commitment Percentage on

     Schedule 1.1(b), as such percentage may be modified in connection with any
     ---------------
     assignment made in accordance with the provisions of Section 11.3.

          "Revolving Committed Amount" means THIRTY MILLION DOLLARS
           --------------------------
     ($30,000,000) or such lesser amount as the Revolving Committed Amount may be reduced pursuant to Section 2.1(d) or Section 3.3(c).

          "Revolving Loans" means the Revolving Loans made to the Borrower
           ---------------
     pursuant to Section 2.1.

          "Revolving Note" or "Revolving Notes" means the promissory notes of
           --------------      ---------------
     the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 2.6(a).
                              --------------

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw
           ---
     Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "Sale and Leaseback Transaction" means any direct or indirect
           ------------------------------
     arrangement with any Person or to which any such Person is a party, providing for the leasing to any Credit Party of any property, whether owned by such Credit Party as of the Closing Date or later acquired, which has been or is to be sold or transferred by such Credit Party to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations promulgated thereunder.

          "Security Agreements" means any Security Agreement executed and
           -------------------
     delivered by a Credit Party in favor of the Agent for the benefit of the

     Lenders to secure its obligations under the Credit Documents, as such may be amended, modified, extended, renewed, restated or replaced from time to time.

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

          "Solvent" means, with respect to any Person as of a particular date,
           -------
     that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Sponsor Group" means any of CGW, NBIC and Mellon Bank, N.A, as
           -------------
     trustee of FPGT, any Affiliates of FPGT and any of the Management Shareholders.

          "Standby Letter of Credit Fee" shall have the meaning assigned to such
           ----------------------------
     term in Section 3.4(b)(i).

          "Subordinated Debt" means up to $100,000,000 of Indebtedness issued
           -----------------
     pursuant to the Indenture, together with the guarantees thereof.

          "Subsidiary" means, with respect to any Person, (i) any corporation,
           ----------
     association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

          "Term Loans" means the Term Loans made to the Borrower pursuant to
           ----------
     Section 2.3(a).

          "Term Loan Commitment Percentage" means, for each Lender, the
           -------------------------------
     percentage identified as its Term Loan Commitment Percentage on Schedule
                                                                     --------
     1.1(b), as such percentage may be modified in connection with any
     ------
     assignment made in accordance with the provisions of Section 11.3.

          "Term Loan Committed Amount" means FORTY MILLION DOLLARS
           --------------------------
     ($40,000,000).

          "Term Loan Note" or "Term Loan Notes" means the promissory notes of
           --------------      ---------------
     the Borrower in favor of each of the Lenders evidencing the Term Loans provided pursuant to Section 2.3(a), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time as evidenced in the form of Exhibit 2.6(b).
                    --------------

          "Trade Letter of Credit Fee" shall have the meaning assigned to such
           --------------------------
     term in Section 3.4(b)(ii).

          "TROLS" has the meaning set forth in the definition of Indebtedness.
           -----

          "Tyson" means Tyson Foods, Inc., a Delaware corporation.
           -----

          "Unused Revolving Commitment" means, for any period, the amount by
           ---------------------------
     which (a) the then applicable aggregate Revolving Committed Amount exceeds
     (b) the daily average sum for such period of the outstanding aggregate principal amount of all Revolving Loans plus the aggregate amount of LOC Obligations outstanding.

          "Wholly Owned Subsidiary" of any Person means a Subsidiary of such
           -----------------------
     Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

     1.2  COMPUTATION OF TIME PERIODS AND OTHER DEFINITIONAL PROVISIONS.
          -------------------------------------------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." References in this Credit Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Credit Agreement unless otherwise specifically provided.

     1.3  ACCOUNTING TERMS.
          ----------------

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis.


                                   SECTION 2



                               CREDIT FACILITIES
                               -----------------

     2.1  REVOLVING LOANS.
          ---------------

          (a) Revolving Loan Commitment.   Subject to the terms and conditions
              -------------------------
     set forth herein, each Lender severally agrees to make revolving loans (each a "Revolving Loan" and collectively the "Revolving Loans") to the
              --------------                        ---------------
     Borrower, in Dollars, at any time and from time to time, during the period from and including the Closing Date to but not including the Maturity Date (or such earlier date if the Revolving Committed Amount has been terminated as provided herein); provided, however, that (i) the sum of the aggregate
                          --------  -------
     amount of Revolving Loans outstanding plus the aggregate amount of LOC Obligations outstanding shall not exceed the Revolving Committed Amount minus the Excess Payables and (ii) with respect to each individual Lender,
     -----
     the Lender's pro rata share of outstanding Revolving Loans plus such Lender's pro rata share of outstanding LOC Obligations shall not exceed such Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount. Subject to the terms of this Credit Agreement (including
     Section 3.3), the Borrower may borrow, repay and reborrow Revolving Loans.

          (b) Method of Borrowing for Revolving Loans.  By no later than 10:00
              ---------------------------------------
     a.m. (i) on the date of the requested borrowing of Revolving Loans that will be Base Rate Loans or (ii) three Business Days prior to the date of the requested borrowing of Revolving Loans that will be Eurodollar Loans, the Borrower shall submit a written Notice of Borrowing in the form of
     Exhibit 2.1 to the Agent setting forth (A) the amount requested, (B)
     -----------
     whether such Revolving Loans shall accrue interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate, (C) with respect to Revolving Loans that will be Eurodollar Loans, the Interest Period applicable thereto and
     (D) certification that the Borrower has complied in all respects with
     Section 5.2;

          (c) Funding of Revolving Loans.  Upon receipt of a Notice of
              --------------------------
     Borrowing, the Agent shall promptly inform the applicable Lenders as to the terms thereof. Each such Lender shall make its Revolving Loan Commitment Percentage of the requested Revolving Loans available to the Agent by 1:00 p.m. on the date specified in the Notice of Borrowing by deposit, in Dollars, of immediately available funds at the offices of the Agent at its principal office in Dallas, Texas or at such other address as the Agent may designate in writing. The amount of the requested Revolving Loans will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office of the Agent, to the extent the amount of such Revolving Loans are made available to the Agent.

          No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make Revolving Loans hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Agent shall have been notified by any Lender prior to the time of any such Revolving Loan that such Lender does not intend to make available to the Agent its portion of the Revolving Loans to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on the date of such Revolving Loans, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Revolving Loan pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate.

          (d) Reductions of Revolving Committed Amount.  Upon at least three
              ----------------------------------------
     Business Days' notice, the Borrower shall have the right to permanently terminate or reduce the aggregate unused amount of the Revolving Committed Amount at any time or from time to time; provided that (i) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and in integral multiples of $1,000,000 above such amount and (ii) no reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the aggregate amount of outstanding Revolving Loans plus the aggregate amount of outstanding LOC Obligations. Any reduction in (or termination of) the Revolving Committed Amount shall be permanent and may not be reinstated.

     2.2  LETTER OF CREDIT SUBFACILITY.
          ----------------------------

          (a) Issuance.  Subject to the terms and conditions hereof and of the
              --------
     LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall from time to time upon request issue, in Dollars, and the LOC Participants shall participate in, letters of credit (the "Letters of Credit") for the account of the
                                 -----------------
     Borrower or any of its Subsidiaries, from the Closing Date until the date five (5) days prior to the Maturity Date, in a form reasonably acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of
                            --------  -------
     LOC Obligations shall not at any time exceed SEVEN MILLION DOLLARS ($7,000,000), (ii) the sum of the aggregate amount of LOC Obligations outstanding plus Revolving Loans outstanding shall not exceed the Revolving Committed Amount minus the Excess Payables and (iii) with respect to each
                      -----
     individual LOC Participant, the LOC Participant's pro rata share of outstanding Revolving Loans plus its pro rata share of outstanding LOC Obligations shall not exceed such LOC Participant's Revolving Loan Commitment Percentage of the Revolving Committed Amount. The issuance and expiry date of each Letter of Credit shall be a Business Day. Except as otherwise expressly agreed upon by all the LOC Participants, no Letter of Credit shall have an original expiry date more than one year from the date of issuance, or as extended, shall have an expiry date extending beyond the date five (5) days prior to the Maturity Date. Each Letter of Credit shall be either (x) a standby letter of credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of the Borrower or any of its Subsidiaries, or (y) a commercial letter of credit in respect of the purchase of goods or services by the Borrower or any of its Subsidiaries in the ordinary course of business. Each Letter of Credit shall comply with the related LOC Documents.

          (b) Notice and Reports.  The request for the issuance of a Letter of
              ------------------
     Credit shall be submitted to the Issuing Lender at least three Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, provide to the Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount, and the expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Agent, promptly upon request, copies of the Letters of Credit.

          (c) Participations.  Each LOC Participant, upon issuance of a Letter
              --------------
     of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Revolving Loan Commitment Percentage of the obligations under such Letter of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its Revolving Loan Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each LOC Participant's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such LOC Participant shall pay to the Issuing Lender its Revolving Loan Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each LOC Participant to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower or any other Credit Party to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

          (d) Reimbursement.  In the event of any drawing under any Letter of
              -------------
     Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Revolving Loan at the Adjusted Base Rate in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit either with the proceeds of a Revolving Loan obtained hereunder or otherwise in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus the Applicable Percentage for the Base Rate Loans that are Revolving Loans plus two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of (but without waiver of) any rights of set-off, counterclaim or defense to payment the applicable account party or the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation, any defense based on any failure of the applicable account party, the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the LOC Participants of the amount of any unreimbursed drawing and each LOC Participant shall promptly pay to the Agent for the account of the Issuing Lender, in Dollars and in immediately available funds, the amount of such LOC Participant's Revolving Loan Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 p.m., otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such LOC Participant does not pay such amount to the Issuing Lender in full upon such request, such LOC Participant shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date the LOC Participant received the notice regarding the unreimbursed drawing until such LOC Participant pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each LOC Participant's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a LOC Participant to the Issuing Lender, such LOC Participant shall, automatically and without any further action on the part of the Issuing Lender or such LOC Participant, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower and the other Credit Parties with respect thereto.

          (e) Repayment with Revolving Loans.  On any day on which the Borrower
              ------------------------------
     shall have requested, or been deemed to have requested, a Revolving Loan borrowing to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the applicable Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised solely of Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be
                                              -------------------
     immediately made from all applicable Lenders (without giving effect to any termination of the Commitments pursuant to Section 9.2) pro rata based on
                                                             --- ----
     each Lender's respective Revolving Loan Commitment Percentage and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each such Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory Borrowing may
                    ---------------
     not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in
     Section 5 are then satisfied, (iii) whether a Default or Event of Default then exists, (iv) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required hereunder, (v) the date of such Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount or any termination of the Commitments. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interest in the outstanding LOC Obligations; provided,
                                                                --------
     further, that in the event any Lender shall fail to fund its Participation
     -------
     Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two Business Days of such date, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

          (f) Designation of Subsidiaries as Account Parties.  Notwithstanding
              ----------------------------------------------
     anything to the contrary set forth in this Credit Agreement, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Borrower; provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

          (g) Modification and Extension.  The issuance of any supplement,
              --------------------------
     modification, amendment, renewal, or extensions to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

          (h) Uniform Customs and Practices.  The Issuing Lender may have the
              -----------------------------
     Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP"), in which case the UCP may be incorporated therein
                       ---
     and deemed in all respects to be a part thereof.

          (i) Responsibility of Issuing Lender. It is expressly understood and
              --------------------------------
     agreed that the obligations of the Issuing Lender hereunder to the LOC Participants are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.2 shall be deemed to prejudice the right of any LOC Participant to recover from the Issuing Lender any amounts made available by such LOC Participant to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

          (j) Conflict with LOC Documents.  In the event of any conflict between
              ---------------------------
     this Credit Agreement and any LOC Document, this Credit Agreement shall govern.

          (k) Indemnification of Issuing Lender.
              ---------------------------------

               (i) In addition to its other obligations under this Credit Agreement, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
                                                 ---------------

               (ii) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

               (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future Government Acts.

               (iv) Nothing in this subsection (k) is intended to limit the reimbursement obligation of the Borrower contained in this Section
          2.2. The obligations of the Borrower under this subsection (k) shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

               (v) Notwithstanding anything to the contrary contained in this subsection (k), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction.

     2.3  TERM LOANS.
          ----------

          (a) Term Loans.  Subject to the terms and conditions set forth herein,
              ----------
     each Lender severally agrees, on the Closing Date, to make a term loan (collectively, the "Term Loans") to the Borrower, in Dollars, in an amount
                         ----------
     equal to such Lender's Term Loan Commitment Percentage, if any, of the Term Loan Committed Amount; provided that the aggregate amount of such Term Loans made on the Closing Date shall not exceed the Term Loan Committed Amount. Once repaid, Term Loans cannot be reborrowed.

          (b) Funding of Term Loans.  On the Closing Date, each applicable
              ---------------------
     Lender will make its Term Loan Commitment Percentage of the Term Loan Committed Amount available to the Agent by deposit, in Dollars and in immediately available funds, at the offices of the Agent at its principal office in Dallas, Texas or at such other address as the Agent may designate in writing. The amount of the Term Loans will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office of the Agent, to the extent the amount of such Term Loans are made available to the Agent. All Term Loans on the Closing Date shall be Base Rate Loans. Thereafter, all or any portion of the Term Loans may be converted into Eurodollar Loans in accordance with the terms of
     Section 2.4.

          No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make a Term Loan hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. If the Agent shall have received an executed signature page to this Credit Agreement (whether an original or via telecopy) from a Lender, the Agent may assume that such Lender has or will make the amount of its Term Loans available to the Agent on the Closing Date, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Term Loan and (ii) from a Lender at the Federal Funds Rate.

          (c) Amortization.  The principal amount of the Term Loans shall be
              ------------
     repaid in quarterly payments on the dates set forth below:

          Principal Amortization      Term Loan Principal
              Payment Dates           Amortization Payment
          ----------------------      --------------------
          March 31, 1997                 $ 1,250,000
          June 30, 1997                  $ 1,250,000
          September 30, 1997             $ 1,250,000
          December 31, 1997              $ 1,250,000
          March 31, 1998                 $ 1,750,000
          June 30, 1998                  $ 1,750,000
          September 30, 1998             $ 1,750,000
          December 31, 1998              $ 1,750,000
          March 31, 1999                 $ 2,250,000
          June 30, 1999                  $ 2,250,000
          September 30, 1999             $ 2,250,000
          December 31, 1999              $ 2,250,000
          March 31, 2000                 $ 2,250,000
          June 30, 2000                  $ 2,250,000
          September 30, 2000             $ 2,250,000
          December 31, 2000              $ 2,250,000
          March 31, 2001                 $ 2,500,000
          June 30, 2001                  $ 2,500,000
          September 30, 2001             $ 2,500,000
          Maturity Date                  $ 2,500,000
          Total                          $40,000,000

     2.4  CONTINUATIONS AND CONVERSIONS.
          -----------------------------

     Subject to the terms of Section 5.2, the Borrower shall have the option, on any Business Day, to continue existing Eurodollar Loans for a subsequent Interest Period, to convert Base Rate Loans into Eurodollar Loans or to convert Eurodollar Loans into Base Rate Loans; provided, however, that (a) each such continuation or conversion must be requested by the Borrower pursuant to a written Notice of Continuation/Conversion, in the form of Exhibit 2.4, in
                                                          -----------
compliance with the terms set forth below, (b) except as provided in Section 3.12, Eurodollar Loans may only be continued or converted into Base Rate Loans on the last day of the Interest Period applicable hereto, (c) Eurodollar Loans may not be continued nor may Base Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or Event of Default and (d) any request to extend a Eurodollar Loan that fails to comply with the terms hereof or any failure to request an extension of a Eurodollar Loan at the end of an Interest Period shall constitute a conversion to a Base Rate Loan on the last day of the applicable Interest Period. Each continuation or conversion must be requested by the Borrower no later than 11:00 a.m. (i) on the date for a requested conversion of a Eurodollar Loan to a Base Rate Loan or (ii) three Business Days prior to the date for a requested continuation of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the Agent which shall set forth (A) whether the Loans to be continued or converted are Revolving Loans or Term Loans, (B) whether the Borrower wishes to continue or convert such Loans and (C) if the request is to continue a Eurodollar Loan or convert a Base Rate Loan to a Eurodollar Loan, the Interest Period applicable thereto.

     2.5  MINIMUM AMOUNTS.
          ---------------

     Each request for a borrowing, conversion or continuation shall be subject to the requirements that (a) each Eurodollar Loan shall be in a minimum amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof, (b) each Base Rate Loan shall, subject to the terms of Section 2.2(e), be in a minimum amount of the lesser of $1,000,000 (and integral multiples of $500,000 in excess thereof) or the remaining amount available under the Revolving Committed Amount or the Term Committed Amount, as applicable and (c) no more than 5 Eurodollar Loans shall be outstanding hereunder at any one time. For the purposes of this Section, all Eurodollar Loans with the same Interest Periods shall be considered as one Eurodollar Loan, but Eurodollar Loans with different Interest Periods, even if they begin on the same date, shall be considered as separate Eurodollar Loans.

     2.6  NOTES.
          -----

          (a) Revolving Loan Notes.  The Revolving Loans made by each Lender
              --------------------
     shall be evidenced by a duly executed promissory note of the Borrower to each applicable Lender in the face amount of its Revolving Loan Commitment Percentage of the Revolving Committed Amount in substantially the form of

     Exhibit 2.6(a).
     --------------

          (b) Term Loan Notes.  The Term Loan made by each Lender shall be
              ---------------
     evidenced by a duly executed promissory note of the Borrower to each applicable Lender in the face amount of its Term Loan Commitment Percentage of the Term Loan Committed Amount in substantially the form of Exhibit
                                                                    -------
     2.6(b).
     ------


                                   SECTION 3



          GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT
          ------------------------------------------------------------

     3.1  INTEREST.
          ---------

          (a) Interest Rate.  All Base Rate Loans shall accrue interest at the
              -------------
     Adjusted Base Rate and all Eurodollar Loans shall accrue interest at the Adjusted Eurodollar Rate.

          (b) Default Rate of Interest.  Upon the occurrence, and during the
              ------------------------
     continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing (but not timely paid) hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at a per annum rate equal to 2% plus the rate which would otherwise be applicable (or if no rate is applicable, then the Adjusted Base Rate plus two percent (2%) per annum).

          (c) Interest Payments.  Interest on Loans shall be due and payable in
              -----------------
     arrears on each Interest Payment Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

     3.2  PLACE AND MANNER OF PAYMENTS.
          ----------------------------

     All payments of principal, interest, fees, expenses and other amounts to be made by a Credit Party under this Credit Agreement shall be received not later than 2:00 p.m. on the date when due, in Dollars and in immediately available funds, by the Agent at its offices at 901 Main Street, Dallas, Texas 75202. Payments received after such time shall be deemed to have been received on the next Business Day. The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent, the Loans, Letters of Credit, fees or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails to specify, or if such application would be inconsistent with the terms hereof, the Agent shall, subject to Section 3.7, distribute such payment to the Lenders in such manner as the Agent may deem appropriate). The Agent will distribute. on the same day of receipt, such payments to the applicable Lenders if any such payment is received prior to 2:00 p.m.; otherwise the Agent will distribute such payment to the applicable Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

     3.3  PREPAYMENTS.
          -----------

          (a) Voluntary Prepayments.  The Borrower shall have the right to
              ---------------------
     prepay Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Agent and any prepayment of Eurodollar Loans will be subject to Section 3.15; (ii) each such partial prepayment of Loans shall be in the minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof and
     (iii) voluntary prepayments with respect to the Term Loans shall be pro rata among the remaining Principal Amortization Payments. Subject to the foregoing terms, amounts prepaid under this Section 3.3(a) shall be applied as the Borrower may elect; provided that if the Borrower fails to specify a
                                --------
     voluntary prepayment then such prepayment shall be applied first to Term Loans and then to Revolving Loans and, in each case first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities.

          (b)  Mandatory Prepayments.
               ---------------------

               (i)   Revolving Committed Amount.  If at any time the sum of the
                     --------------------------
          aggregate amount of Revolving Loans outstanding plus LOC Obligations outstanding exceeds the Revolving Committed Amount minus the Excess
                                                             -----
          Payables, the Borrower shall immediately make a principal payment to the Agent in the manner and in an amount necessary to be in compliance with Section 2.1.

               (ii)  Excess Cash Flow. Within 10 days after the date the audited
                     ----------------
          financial statements are required to be delivered pursuant to Section 7.1(a) (commencing with the fiscal year ending September 30, 1997), the Borrower shall make a prepayment of the Loans in an amount equal to (x) 50% of the Excess Cash Flow earned during such prior fiscal year less (y) the amount of any voluntary prepayments of the Term Loans or (to the extent accompanied by a reduction in the Revolving Committed Amount) of the Revolving Loans during such prior fiscal year. Any payments of Excess Cash Flow shall be applied as set forth in clause (v) below.

               (iii) Asset Dispositions.  Immediately upon the occurrence of
                     ------------------
          any Asset Disposition Prepayment Event, the Borrower shall prepay the Loans in an aggregate amount equal to the Net Proceeds of the related Asset Disposition not applied (or caused to be applied) by the Borrower during the related Application Period to the purchase, acquisition or construction of Eligible Assets as contemplated by the terms of Section 8.5(v) (such prepayment to be applied as set forth in clause (v) below). For purposes or this clause (iii), acquisitions of Eligible Assets during the 180-day period preceding such Asset Disposition shall be deemed to satisfy the application of Net Proceeds required in the preceding sentence.

               (iv)  Issuances of Equity.  Immediately upon receipt by a Credit
                     -------------------
          Party of proceeds from any Equity Issuance, the Borrower shall forward 50% of the Net Proceeds of such Equity Issuance to the Lenders as a prepayment of the Loans (such prepayment to be applied as set forth in clause (v) below).

               (v)   Application of Mandatory Prepayments.  All amounts required
                     ------------------------------------
          to be prepaid pursuant to this Section 3.3(b) shall be applied as follows: (i) with respect to all amounts prepaid pursuant to Section 3.3(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations,
          (ii) with respect to all amounts prepaid pursuant to Section
          3.3(b)(ii), (iii) and (iv), (A) first to the outstanding Term Loans
                                          -----
          (pro rata among the remaining Principal Amortization Payments) and (B)
          second to the Revolving Loans and (after all Revolving Loans have been
          ------
          repaid) to a cash collateral account in respect of LOC Obligations (with a corresponding reduction in the Revolving Committed Amount in an amount equal to all amounts applied pursuant to this clause (B)).

          Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments hereunder shall be subject to Section 3.15.

     3.4  FEES.
          ----

          (a)  Commitment Fees.
               ---------------

          In consideration of the Revolving Committed Amount being made available by the Lenders hereunder, the Borrower agrees to pay to the Agent, for the pro rata benefit of each applicable Lender (based on each Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount), a per annum fee equal to the Applicable Percentage of the Unused Revolving Commitment (the "Commitment Fees"). The accrued Commitment Fees
                                ---------------
     shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last Business Day of each fiscal quarter of the Borrower (as well as on the Maturity Date and on any date that the Revolving Committed Amount is reduced) for the immediately preceding fiscal quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

          (b)  Letter of Credit Fees.
               ---------------------

               (i)   Standby Letter of Credit Issuance Fee.  In consideration of
                     -------------------------------------
          the issuance of standby Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Standby Letter of Credit Fee") on such Lender's Commitment Percentage
           ----------------------------
          of the average daily maximum amount available to be drawn under each such standby Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage. The Standby Letter of Credit Fee be payable quarterly in arrears 15 days after the end of each fiscal quarter of the Borrower and on the Maturity Date.

               (ii)  Trade Letter of Credit Drawing Fee.  In consideration of
                     ----------------------------------
          the issuance of trade Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Trade Letter of Credit Fee") equal to the Applicable Percentage on
           --------------------------
          such Lender's Commitment Percentage of the amount of each drawing under any such trade Letter of Credit. The Trade Letter of Credit Fee will be payable on each date of drawing under a trade Letter of Credit.

               (iii) Issuing Lender Fees.  In addition to the Standby Letter of
                     -------------------
          Credit Fee and the Trade Letter of Credit Fee payable pursuant to subsections (i) and (ii) above, the Borrower shall pay to the Issuing Lender for its own account, without sharing by the other Lenders, the letter of credit fronting and negotiation fees agreed to by the Borrower and the Agent from time to time and the customary charges from time to time to the Issuing Lender for its services in connection with the issuance, amendment, payment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").
                                     -------------------

          (c) Administrative Fees.  The Borrower agrees to pay to the Agent, for
              -------------------
     its own account, an annual fee as agreed to between the Borrower and the Agent in the Fee Letter.

     3.5  PAYMENT IN FULL AT MATURITY.
          ---------------------------

          (a) On the Maturity Date, the entire outstanding principal balance of all Revolving Loans, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.

          (b) On the Maturity Date, the entire outstanding principal balance of all Term Loans, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.

     3.6  COMPUTATIONS OF INTEREST AND FEES.
          ---------------------------------

          (a) Except for Base Rate Loans, in which case interest shall be computed on the basis of a 365 or 366 day year as the case may be (unless the Base Rate is determined by reference to the Federal Funds Rate), all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing (or continuation or conversion) but exclude the date of payment.

          (b) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Borrower are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum non-usurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum non-usurious amount, any such construction shall be subject to the provisions of this paragraph and such documents shall be automatically reduced to the maximum non-usurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such indebtedness does not exceed the maximum non-usurious amount permitted by applicable law.

     3.7  PRO RATA TREATMENT.
          ------------------

     Except to the extent otherwise provided herein:

          (a) Loans.  Each Revolving Loan borrowing (including, without
              -----
     limitation, each Mandatory Borrowing), each payment or prepayment of principal of any Loan, each payment of fees (other than the Issuing Lender Fees retained by the Issuing Lender for its own account and the Administrative Fees retained by the Agent for its own account), each reduction of the Revolving Committed Amount, and each conversion or continuation of any Loan, shall (except as otherwise provided in Section 3.3(c)) be allocated pro rata among the relevant Lenders in accordance with the respective Revolving Loan Commitment Percentages and Term Loan Commitment Percentages, as applicable, of such Lenders (or, if the Commitments of such Lenders have expired or been terminated, in accordance with the respective principal amounts of the outstanding Revolving Loans and Participation Interests and outstanding Term Loans, as applicable, of such Lenders); provided that, if any Lender shall have failed to pay its
                    --------
     applicable pro rata share of any Loan, then any amount to which such Lender would otherwise be entitled pursuant to this subsection (a) shall instead be payable to the Agent; provided further, that in the event any amount
                              -------- -------
     paid to any Lender pursuant to this subsection (a) is rescinded or must otherwise be returned by the Agent, each Lender shall, upon the request of the Agent, repay to the Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Agent until the date the Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus two percent (2%) per annum; and
          ----

          (b) Letters of Credit.  Each payment of unreimbursed drawings in
              -----------------
     respect of LOC Obligations shall be allocated to each LOC Participant pro rata in accordance with its Revolving Loan Commitment Percentage; provided
                                                                       --------
     that, if any LOC Participant shall have failed to pay its applicable pro rata share of any drawing under any Letter of Credit, then any amount to which such LOC Participant would otherwise be entitled pursuant to this subsection (b) shall instead be payable to the Issuing Lender; provided
                                                                    --------
     further, that in the event any amount paid to any LOC Participant pursuant
     -------
     to this subsection (b) is rescinded or must otherwise be returned by the Issuing Lender, each LOC Participant shall, upon the request of the Issuing Lender, repay to the Agent for the account of the Issuing Lender the amount so paid to such LOC Participant, with interest for the period commencing on the date such payment is returned by the Issuing Lender until the date the Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus two percent (2%)
                                                           ----
     per annum.

     3.8  ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT.
          ---------------------------------------------

     Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

          FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

          SECOND, to payment of any fees owed to the Agent or the Issuing
     Lender;

          THIRD, to the payment of all reasonable out-of-pocket costs and expenses, (including, without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents;

          FOURTH, to the payment of all accrued fees and interest payable to the Lenders hereunder;

          FIFTH, to the payment of the outstanding principal amount of the Loans, to the payment or cash collateralization of the outstanding LOC Obligations, and, in the case of any proceeds of Collateral, to the outstanding principal portion of any Hedging Obligations, pro rata, as set forth below;

          SIXTH, to all other obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

          SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans, LOC Obligations and Hedging Obligations held by such Lender bears to the aggregate then outstanding Loans, LOC Obligations and Hedging Obligations held by all of the Lenders) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH," "FIFTH," and "SIXTH" above; and (c) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lender from time to time for any drawings under such Letter of Credit and (y) then, following the expiration of such Letter of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.8.

     3.9  SHARING OF PAYMENTS.
          -------------------

     The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Loan, unreimbursed drawing with respect to any LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Loans, LOC Obligations, and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligation or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.9 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section
3.9 to share in the benefits of any recovery on such secured claim.

     3.10 CAPITAL ADEQUACY.
          ----------------

     If, after the date hereof, any Lender reasonably has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender, or its parent corporation, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender, or its parent corporation, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's (or parent corporation's) policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Notwithstanding the foregoing, if any Lender fails to notify the Borrower of any event that will entitle such Lender to compensation under this Section 3.10 within 90 days after such Lender becomes aware of such event, then such Lender shall not be entitled to any compensation from the Borrower for any reduction in rate of return on capital arising prior to the date that is 90 days before the date on which such Lender notifies the Borrower of such event. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

     3.11 INABILITY TO DETERMINE INTEREST RATE.
          ------------------------------------

     If prior to the first day of any Interest Period, the Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans,
(b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans and (c) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

     3.12 ILLEGALITY.
          ----------

     Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days or the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.15.

     3.13 REQUIREMENTS OF LAW.
          -------------------

     If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

          (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 3.14 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under
     Section 3.14(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof);

          (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Agent, in accordance herewith, the Borrower shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable, provided that, in any such case,
                                             --------
the Borrower may elect to convert the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.15. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 3.13, it shall provide prompt notice thereof to the Borrower, through the Agent, certifying (x) that one of the events described in this Section 3.13 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Notwithstanding the foregoing, if any Lender fails to notify the Borrower of any event that will entitle such Lender to compensation under this Section 3.13 within 180 days after such Lender becomes aware of such event, then such Lender shall not be entitled to any compensation from the Borrower for any such amounts arising prior to the date that is 180 days before the date on which such Lender notifies the Borrower of such event. Such a certificate as to any additional amounts payable pursuant to this Section 3.13 submitted by such Lender, through the Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

     3.14 TAXES.
          -----

          (a) Except as provided below in this Section 3.14, all payments made by the Borrower under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes, imposed: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this

     Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded
                                                                  ------------
     Taxes") are required to be withheld from any amounts payable to the Agent
     -----
     or any Lender hereunder or under any Notes, (A) the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided,
                                                               --------
     however, that the Borrower shall be entitled to deduct and withhold any
     -------
     Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section 3.14 whenever any Non-Excluded Taxes are payable by the Borrower, and (B) as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower, if any, showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and any Lender for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

               (i) (A) on or before the date of any payment by the Borrower under this Credit Agreement or Notes to such Lender, deliver to the Borrower and the Agent (x) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

               (B) deliver to the Borrower and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

               (C) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent; or

               (ii) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (A) represent to the Borrower (for the benefit of the Borrower and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) agree to furnish to the Borrower, on or before the date of any payment by the Borrower, with a copy to the Agent, two accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrower and the Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Agent for filing and completing such forms), and (C) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes.

     Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms (including successor forms) inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent then such Lender shall be exempt from such requirements. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection (b); provided that in the case of a participant of a
                             --------
     Lender, the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

          (c) If any such taxes shall be or become applicable after the Closing Date to such payments by the Borrower to a Lender, such Lender shall use reasonable efforts to make, fund or maintain the Loan or Loans, as the case may be, through another lending office located in another jurisdiction so as to reduce, to the fullest extent possible, the Borrower's liability thereunder, if the making, funding or maintenance or such Loan or Loans through such other office does not, in the reasonable judgment of such Lender, materially affect such Lender. If the Borrower is required to make any additional payment to a Lender pursuant to this Section 3.14, and any such tax paid or payable by it in respect of , or calculated with reference to, the taxes giving rise to such payment, such Lender shall, within a reasonable time after it receives such credit, relief, remission or repayment, reimburse the Borrower the amount of any such credit, relief, remission or repayment

     3.15 INDEMNITY.
          ---------

     The Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender actually sustains or incurs (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a written notice requesting the same in accordance with the provisions of this Credit Agreement, (b) default by the Borrower in making any prepayment of a Eurodollar Loan after the Borrower has given a written notice thereof in accordance with the provisions of this Credit Agreement and (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) minus (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The agreements in this Section shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.


                                   SECTION 4


                                    GUARANTY
                                    --------

     4.1  GUARANTY OF PAYMENT.
          -------------------

     Subject to Section 4.7 below, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Lender, each Affiliate of Lender that enters into any agreement with a Credit Party giving rise to Hedging Obligations of such Credit Party and the Agent the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). The Guarantors additionally, jointly and severally, unconditionally guarantee to each Lender the timely performance of all other obligations under the Credit Documents and any agreements giving rise to Hedging Obligations of any Credit Party. This guaranty is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to all Credit Party Obligations whenever arising.

     4.2  OBLIGATIONS UNCONDITIONAL.
          -------------------------

     The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or any agreements giving rise to Hedging Obligations on the part of any Credit Party, or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any other of the Credit Documents or any collateral, if any, hereafter securing the Credit Party Obligations or otherwise and each Guarantor hereby waives the right to require the Lenders to proceed against the Borrower or any other Person (including a co-guarantor) or to require the Lenders to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Credit Party Obligations for amounts paid under this guaranty until such time as the Lenders (and any Affiliates of Lenders entering into any agreement with any Credit Party giving rise to Hedging Obligations of such Credit Party) have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents. Each Guarantor further agrees that nothing contained herein shall prevent the Lenders from suing on the Notes or any of the other Credit Documents or any agreements giving rise to Hedging Obligations on the part of any Credit Party or foreclosing its security interest in or Lien on any collateral, if any, securing the Credit Party Obligations or from exercising any other rights available to it under this Credit Agreement, the Notes, any other of the Credit Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither any Guarantor's obligations under this guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower or by reason of the bankruptcy or insolvency of the Borrower. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Credit Party Obligations and notice of or proof of reliance of by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee. The Credit Party Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee. All dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee.

     4.3  MODIFICATIONS.
          -------------

     Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Credit Party Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Credit Party Obligations or the properties subject thereto; (c) the time or place of payment of the Credit Party Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrower and any other party liable for payment under the Credit Documents may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Credit Documents may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrower or any other party liable for the payment of the Credit Party Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Credit Party Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

     4.4  WAIVER OF RIGHTS.
          ----------------

     Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this guaranty by the Lenders and of all extensions of credit to the Borrower by the Lenders; (b) presentment and demand for payment or performance of any of the Credit Party Obligations; (c) protest and notice of dishonor or of default (except as specifically required in the Credit Agreement) with respect to the Credit Party Obligations or with respect to any security therefor; (d) notice of the Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Credit Party Obligations, or the Lenders' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; (e) all other notices to which such Guarantor might otherwise be entitled; and (f) demand for payment under this guaranty. Without limiting the generality of any other provision of this Section 4, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Credit Parties' Obligations, except through the exercise of the rights of subrogation pursuant to Section 4.2.

     4.5  REINSTATEMENT.
          -------------

     The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     4.6  REMEDIES.
          --------

     The Guarantors agree that, as between the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, the Credit Party Obligations may be declared to be forthwith due and payable as provided in Section 9 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 9) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Credit Party Obligations being deemed to have become automatically due and payable), such Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Security Agreements and the other Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

     4.7  LIMITATION OF GUARANTY.
          ----------------------

     Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

     4.8  RIGHTS OF CONTRIBUTION.
          ----------------------

     The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence hereof), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this
Section 4.8 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "Excess Funding
                                                            --------------
Guarantor" shall mean, in respect of any obligations arising under the other
---------
provisions of this Section 4 (hereafter, the "Guaranteed Obligations"), a
                                              ----------------------
Guarantor that has paid an amount in excess of its Pro Rata Share of the Guaranteed Obligations; (ii) "Excess Payment" shall mean, in respect of any
                              --------------
Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations; and (iii) "Pro Rata
                                                                 --------
Share", for the purposes of this Section 4.8, shall mean, for any Guarantor, the ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the Closing Date (if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 4.8 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing Date). Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after the date such Guarantor shall be relieved of its obligations pursuant to Section 8.4.


                                   SECTION 5


                              CONDITIONS PRECEDENT
                              --------------------

     5.1  CLOSING CONDITIONS.
          ------------------

     The obligation of the Lenders to enter into this Credit Agreement and make the initial Extension of Credit is subject to satisfaction of the following conditions:

          (a) Executed Credit Documents.  Receipt by the Agent of duly executed
              -------------------------
     copies of: (i) this Credit Agreement; (ii) the Notes; (iii) the Collateral Documents and (iv) all other Credit Documents, each in form and substance acceptable to the Lenders in their sole discretion.

          (b) Corporate Documents.  Receipt by the Agent of the following:
              -------------------

              (i)   Charter Documents. Copies of the articles or certificates of
                    -----------------
          incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

              (ii)  Bylaws.  A copy of the bylaws of each Credit Party certified
                    ------
          by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

              (iii) Resolutions.  Copies of resolutions of the Board of
                    -----------
          Directors of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

              (iv)  Good Standing.  Copies of (A) certificates of good standing,
                    -------------
          existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing would have a Material Adverse Effect on the business or operations of a Credit Party in such jurisdiction and (B) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

              (v)   Incumbency.  An incumbency certificate of each Credit Party
                    ----------
          certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

          (c) Financial Statements.  Receipt by the Agent and the Lenders of (i)
              --------------------
     a satisfactory pro forma consolidated balance sheet of the Parent as of the Closing Date giving effect to the acquisition of the Acquired Company and the transactions contemplated by the Purchase Agreement and reflecting estimated purchase price accounting adjustments, prepared by independent public accountants of recognized national standing, and (ii) such other information relating to the Acquired Company as the Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

          (d) Opinion(s) of Counsel.  Receipt by the Agent of an opinion, or
              ---------------------
     opinions (which shall cover, among other things, authority, legality, validity, binding effect, enforceability and attachment and perfection of liens), satisfactory to the Agent, addressed to the Agent on behalf of the Lenders and dated as of the Closing Date, from legal counsel to the Credit Parties.

          (e) Personal Property Collateral.  The Agent shall have received:
              ----------------------------

              (i)   searches of Uniform Commercial Code ("UCC") filings in the
                                                          ---
          jurisdiction of the chief executive office of each Credit Party and such other jurisdictions where Collateral is located (as reasonably determined by the Agent), copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

              (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Lenders' security interest in the Collateral;

              (iii) in the case of facilities owned or used by Tyson where, pursuant to the Transition Services Agreement, inventory of the

          Borrower will be maintained as of the Closing Date, a subordination agreement from Tyson in form and substance reasonably satisfactory to the Agent;

               (iii) searches of ownership of intellectual property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in the Collateral;

               (iv) all stock certificates evidencing the stock pledged to the Agent pursuant to the Pledge Agreements, together with duly executed in blank undated stock powers attached thereto;

               (vi) all instruments and chattel paper in the possession of a Credit Party, as required by the Security Agreements, together with allonges or assignments as may be necessary or appropriate to perfect the Lenders' security interest in the Collateral;

               (vii) duly executed consents as are necessary, in the Agent's sole discretion, to perfect the Lenders' security interest in the Collateral.

          (f) Real Property Collateral.  The Agent shall have received:
              ------------------------

               (i) fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each a "Mortgage" and collectively the
                                        --------
          "Mortgages") encumbering the fee interest of the Credit Parties in
          ----------
          each real property asset owned by a Credit Party set forth on Schedule
                                                                        --------
          5.1(f) (each a "Mortgaged Property" and collectively the "Mortgaged
          ------          ------------------                        ---------
          Properties"), together with such UCC-1 financing statements as the
          ----------
          Agent shall deem appropriate with respect to each such Mortgaged Property;

               (ii) an opinion of counsel (which counsel shall be reasonably satisfactory to the Agent) in the state in which each Mortgaged Property is located with respect to the enforceability of the form of Mortgage and sufficiency of the form of UCC-1 financing statements to be recorded or filed in such state and such other matters as the Agent may request, in form and substance satisfactory to the Agent;

               (iii) ALTA or other appropriate form mortgagee title insurance policies (the "Mortgage Policies") issued by Chicago Title Insurance
                         -----------------
          Company or other title insurers satisfactory to the Agent (the "Title
                                                                          -----
          Insurance Company"), in an amount satisfactory to the Agent with
          -----------------
          respect to each Mortgaged Property assuring the Agent that the applicable Mortgages, as applicable, create valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Liens which Mortgage Policies shall be in form and substance satisfactory to the Agent and containing such endorsements as shall be satisfactory to the Agent and for any other matters that the Agent may request, and providing affirmative insurance and such reinsurance as the Agent may request, all of the foregoing in form and substance satisfactory to the Agent;

               (iii) maps or plats of an as-built survey of the sites of the Mortgaged Properties certified to the Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to the Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map;

               (iv) certification from a registered engineer or land surveyor in a form reasonably satisfactory to the Agent or other evidence acceptable to the Agent that none of the improvements on the Mortgaged Properties are located within any area designated by the Director of the Federal Emergency Management Agency as a "special flood hazard" area or if any improvements on the Mortgaged Properties are located within a "special flood hazard" area, evidence of a flood insurance policy from a company and in an amount satisfactory to the Agent for the applicable portion of the premises, naming the Agent, for the benefit of the Lenders, as mortgagee; and

               (v) evidence satisfactory to the Agent that each of the Mortgaged Properties, and the uses of the Mortgaged Properties, are in compliance with all applicable laws, regulations and ordinances including without limitation health and environmental protection laws, erosion control ordinances, storm drainage control laws, doing business and/or licensing laws, zoning laws (the evidence submitted as to zoning should include the zoning designation made for each of the Mortgaged Properties, the permitted uses of each such Mortgaged Properties under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks) and laws regarding access and facilities for disabled persons including, but not limited to, the federal Architectural Barriers Act, the Fair

          Housing Amendments Act of 1988, the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990.

          (g) Availability.  After giving effect to the initial Loans made and
              ------------
     Letters of Credit issued hereunder on the Closing Date, the sum of the Revolving Loans outstanding plus LOC Obligations outstanding plus the Excess Payables shall not exceed $10,000,000.

          (h) Evidence of Insurance.  Receipt by the Agent of copies of
              ---------------------
     insurance policies or certificates of insurance of the Credit Parties evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Agent as sole loss payee on behalf of the Lenders.

          (i) Corporate Structure.  The corporate capital and ownership
              -------------------
     structure of the Borrower and the Guarantors (after giving effect to the purchase of the Acquired Company) shall be as described in Schedule 5.1(i).
                                                                ---------------

          (j) Equity Investment.  Receipt by the Agent of evidence that a cash
              -----------------
     equity investment of at least $45,000,000 shall have been made in the Parent by members of the Sponsor Group (and, net of reasonable expenses payable to third parties, immediately thereafter in the Borrower in exchange for common stock of the Borrower) on terms that are satisfactory to the Agent.

          (k) Government Consent.  Receipt by the Agent of evidence that all
              ------------------
     governmental, shareholder and material third party consents (including Hart-Scott-Rodino clearance) and approvals necessary or desirable in connection with the acquisition of the Acquired Company and the related financings and other transactions contemplated hereby and expiration of all applicable waiting periods without any action being taken by any authority that could reasonably be likely to restrain, prevent or impose any material adverse conditions on the acquisition of the Acquired Company or such other transactions or that could reasonably be likely to seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Agent could reasonably be likely to have such effect.

          (l) Material Adverse Effect.  There shall not have occurred a change
              -----------------------
     since September 28, 1996 that has had or could reasonably be expected to have a Material Adverse Effect, including specifically without limitation any such change resulting from any matter not disclosed in the Purchase Agreement or resulting from a change in status of any matter disclosed in the Purchase Agreement (including matters related to litigation, tax, accounting, labor, insurance and pension liabilities).

          (m) Litigation.  There shall not exist any (i) order, decree,
              ----------
     judgment, ruling or injunction which restrains the consummation of the acquisition of the Acquired Company in the manner contemplated by the Purchase Agreement or (ii) any pending or threatened action, suit, investigation or proceeding against a Credit Party that would have or would reasonably be expected to have a Material Adverse Effect.

          (n) Other Indebtedness.  Receipt by the Agent of evidence that after
              ------------------
     the acquisition of the Acquired Company, the Credit Parties shall have no borrowed money Indebtedness other than (i) the Indebtedness under the Credit Documents and (ii) the Subordinated Debt.

          (o) Solvency Opinion.  Receipt by the Agent of an opinion from
              ----------------
     Valuation Research Corporation or another independent auditor or appraiser acceptable to the Agent in usual and customary form as to the financial condition, solvency and related matters of the Borrower and the Parent, in each case after giving effect to the acquisition of the Acquired Company and the initial borrowings under the Credit Documents.

          (p) Purchase Agreement.  There shall not have been any material
              ------------------
     modification, amendment, supplement or waiver to the Purchase Agreement without the prior written consent of the Agent, including, but not limited to, any modification, amendment, supplement or waiver relating to the amount or type of consideration to be paid in connection with the acquisition of the Acquired Company and the contents of all disclosure schedules and exhibits, and the acquisition of the Acquired Company shall have been consummated in accordance with the terms of the Purchase Agreement and the expenses related to such acquisition shall not exceed $195,000,000. Receipt by the Agent of the final Purchase Agreement, together with all exhibits and schedules thereto, certified by an Executive Officer of the Borrower.

          (q) Subordinated Debt.  Receipt by the Agent of (i) evidence that the
              -----------------
     Borrower shall have received at least $100,000,000 in proceeds from the issuance of the Subordinated Debt on the terms set forth in that certain Offering Memorandum dated November 20, 1996, and, to the extent not specifically set forth in such Offering Memorandum, otherwise pursuant to terms, covenants, subordination provisions and other provisions that are acceptable to the Lenders, including, without limitation, that the stated interest rate applicable to the Subordinated Debt shall at no time exceed 12% per annum and (ii) the Agent shall have received complete copies of the Indenture certified by an Executive Officer of the Borrower.

          (r) Change in Market.  The absence of any material disruption of, or a
              ----------------
     material adverse change in, financial, banking or capital market conditions.

          (s)  Officer's Certificates.
               ----------------------

               (i) The Agent shall have received a certificate or certificates executed by an Executive Officer of the Borrower as of the Closing Date stating that (A) each Credit Party is in compliance with all existing financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have or could be reasonably expected to have a Material Adverse Effect, (D) the transactions contemplated by the Purchase Agreement have been consummated in accordance with the terms thereof and (E) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (1) each of the Credit Parties is Solvent, (2) no Default or Event of Default exists, (3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (4) the Credit Parties are in compliance with each of the financial covenants set forth in Section 7.12.

               (ii) The Agent shall have received a certificate or certificates executed by an Executive Officer of the Parent as of the Closing Date stating that (A) the Parent is in compliance with all existing financial obligations and (B) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein, the Parent is Solvent.

          (t) Fees and Expenses.  Payment by the Credit Parties of all fees and
              -----------------
     expenses owed by them to the Lenders and the Agent, including, without limitation, payment to the Agent of the fees set forth in the Fee Letter.

          (u) Other.  Receipt by the Lenders of such other documents,
              -----
     instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Credit Parties.

     5.2  CONDITIONS TO ALL EXTENSIONS OF CREDIT.
          --------------------------------------

     In addition to the conditions precedent stated elsewhere herein, the Lenders shall not be obligated to make, continue or convert Loans nor shall an Issuing Lender be required to issue or extend a Letter of Credit unless:

          (a) Notice.  The Borrower shall have delivered (i) in the case of any
              ------
     new Revolving Loan, a Notice of Borrowing, duly executed and completed, by the time specified in Section 2.1, (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.2 and (iii) in the case of any continuation or conversion of a Loan, a duly executed and completed Notice of Continuation/Conversion by the time specified in
     Section 2.4;

          (b) Representations and Warranties.  The representations and
              ------------------------------
     warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made as of such date except to the extent they expressly relate to an earlier date;

          (c) No Default.  No Default or Event of Default shall exist or be
              ----------
     continuing either prior to or after giving effect thereto;

          (d)  No Bankruptcy Event.  A Bankruptcy Event with respect to any
               -------------------
     Credit Party shall not have occurred and remain undismissed, undischarged or unbonded;

          (e) No Material Adverse Effect.  No Material Adverse Effect shall have
              --------------------------
     occurred since September 28, 1996; and

          (f) Availability.  Immediately after giving effect to the making of a
              ------------
     Revolving Loan (and the application of the proceeds thereof) or to the issuance of a Letter of Credit, as the case may be, the sum of the Revolving Loans outstanding plus LOC Obligations plus the Excess Payables
                                 ----                 ----
     outstanding shall not exceed the Revolving Commitment Amount.

The delivery of each Notice of Borrowing, each Notice of Extension/Conversion and each request for a Letter of Credit shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b), (c), (d), (e) and (f) above.


                                   SECTION 6


                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Credit Parties hereby represent to the Agent and each Lender that:

     6.1  FINANCIAL CONDITION.
          -------------------

     The financial statements delivered to the Lenders pursuant to Section 5.1(c) and Section 7.1(a) and (b), (a) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 7.1(a) and (b)) and (b) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated and consolidating (as applicable) financial condition, results of operations and cash flows of the Credit Parties as of such date and for such periods. Since September 28, 1996, there has been no sale, transfer or other disposition by any Credit Party of any material part of the business or property of the Credit Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Credit Parties, taken as a whole, in each case, which, is not (x) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 7.1 or in the notes thereto or (y) otherwise permitted by the terms of this Credit Agreement and communicated to the Agent.

     6.2  NO MATERIAL CHANGE.
          ------------------

     Since September 28, 1996, (a) there has been no development or event relating to or affecting a Credit Party which has had or would be reasonably expected to have a Material Adverse Effect and (b) except as otherwise permitted under this Credit Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock in a Credit Party nor has any of the Capital Stock in a Credit Party been redeemed, retired, purchased or otherwise acquired for value.

     6.3  ORGANIZATION AND GOOD STANDING.
          ------------------------------

     Each Credit Party (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State (or other jurisdiction) of its incorporation, (b) is duly qualified and in good standing as a foreign corporation and authorized to do business in every jurisdiction unless the failure to be so qualified, in good standing or authorized would have a Material Adverse Effect and (c) has the requisite corporate power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

     6.4  DUE AUTHORIZATION.
          -----------------

     Each Credit Party (a) has the requisite corporate power and authority to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party and to incur the obligations herein and therein provided for and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party.

     6.5  NO CONFLICTS.
          ------------

     Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or might be reasonably expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

     6.6  CONSENTS.
          --------

     Except for consents, approvals and authorizations (a) which have been obtained or (b) which are listed on Schedule 6.6, no consent, approval,
                                    ------------
authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party is required in connection with the execution, delivery or performance of this Credit Agreement or any of the other Credit Documents by such Credit Party.

     6.7  ENFORCEABLE OBLIGATIONS.
          -----------------------

     This Credit Agreement and the other Credit Documents have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally or by general equitable principles.

     6.8  NO DEFAULT.
          ----------

     No Credit Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default would have or would be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

     6.9  OWNERSHIP.
          ---------

     Each Credit Party is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

     6.10 INDEBTEDNESS.
          ------------

     The Credit Parties have no Indebtedness except (a) as disclosed in the financial statements referenced in Section 6.1, (b) as set forth on Schedule
                                                                    --------
6.10 and (c) as otherwise permitted by this Credit Agreement.
----

     6.11 LITIGATION.
          ----------

     Except as disclosed in Schedule 6.11, there are no actions, suits or legal,
                            -------------
equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Credit Party which will have or might be reasonably expected to have a Material Adverse Effect.

     6.12 TAXES.
          -----

     Each Credit Party has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and
(b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware as of the Closing Date of any proposed tax assessments against it or any other Credit Party.

     6.13 COMPLIANCE WITH LAW.
          -------------------

     Each Credit Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply would not have or would not be reasonably expected to have a Material Adverse Effect. No Requirement of Law would be reasonably expected to cause a Material Adverse Effect.

     6.14 ERISA.
          -----

     Except as would not result or be reasonably expected to result in a Material Adverse Effect:

          (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

          (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan, or by more than $250,000 in the aggregate as to all such Plans.

          (c) No Credit Party has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any of the Subsidiaries of the Borrower would become subject to any withdrawal liability under ERISA if any Credit Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No Credit Party has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

          (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrower or any of the Subsidiaries of the Borrower to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Credit Party has agreed or is required to indemnify any Person against any such liability.

          (e) No Credit Party has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106.

          (f) No event has occurred or failed to occur with respect to Single Employer Plan, Multiemployer Plan or Multiple Employer Plan sponsored, maintained or contributed to by an ERISA Affiliate of any Credit Party that is reasonably likely to result in a Material Adverse Effect.

     6.15 SUBSIDIARIES.
          ------------

     Set forth on Schedule 6.15 is a complete and accurate list of all
                  -------------
Subsidiaries of each Credit Party.  Information on Schedule 6.15 includes
                                                   -------------
jurisdiction of incorporation, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Credit Party; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Credit Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule
                                                                   --------
6.15, no Credit Party has outstanding any securities convertible into or
----
exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock.
Schedule 6.15 may be updated from time to time by the Borrower by giving written
-------------
notice thereof to the Agent.

     6.16 USE OF PROCEEDS; MARGIN STOCK.
          -----------------------------

     The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 7.10. None of the proceeds of the Loans will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation G, Regulation U or Regulation X, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry "margin stock" or any "margin security" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation G, T, U, or X. No Credit Party owns any "margin stock".

     6.17 GOVERNMENT REGULATION.
          ---------------------

     No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 or the Interstate Commerce Act, each as amended. In addition, No Credit Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or controlled by such a company, or a "holding company," or a "Subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "Subsidiary" or a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. No director, executive officer or principal shareholder of any Credit Party is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

     6.18 ENVIRONMENTAL MATTERS.
          ---------------------

     Except as set forth on Schedule 6.18 or except as would not have or be
                            -------------
reasonably expected to have a Material Adverse Effect:

               (i) Each of the Real Properties and all operations of any Credit Party at the Real Properties are in compliance with all applicable Environmental Laws, and there is no violation of any applicable Environmental Law with respect to the Real Properties or the businesses operated by any Credit Party (the "Businesses"), and there
                                                        ----------
          are no conditions relating to Businesses or Real Properties that would be reasonably expected to give rise to liability under any applicable Environmental Laws.

               (ii) No Credit Party has received any written notice from any Governmental Authority of any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Real Properties or the Businesses, nor does any Credit Party have knowledge that any such notice is being threatened.

               (iii) Hazardous Materials have not been transported or disposed of from the Real Properties, or generated, treated, stored or disposed of at, on or under any of the Real Properties or any other location in a manner that would give rise to liability on the part of any Credit Party under any applicable Environmental Law.

               (iv) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of any Credit Party, threatened, under any applicable Environmental Law to which any Credit Party is named as a party, nor are there any governmental or administrative consent decrees or consent orders outstanding under any Environmental Law with respect to any Credit Party, the Real Properties or the Businesses.

               (v) There has been no release or threat of release, in violation of applicable Environmental Law, of Hazardous Materials at or from the Real Properties, or arising from or related to the operations (including, without limitation, disposal) of any Credit Party in connection with the Real Properties or otherwise in connection with the Businesses.

               (vi) No Credit Party has assumed any liability of any Person (other than another Credit Party) under any applicable Environmental Law with respect to the Real Properties or otherwise in connection with the Businesses.

     6.19 INTELLECTUAL PROPERTY.
          ---------------------

     Each Credit Party owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual
                                                                 ------------
Property") necessary for each of them to conduct its business as currently
--------
conducted except for those the failure to own or have such legal right to use would not have or be reasonably expected to have a Material Adverse Effect. Set forth on Schedule 6.19 is a list of all Intellectual Property owned by each
         -------------
Credit Party or that any Credit Party has the right to use. Except as provided on Schedule 6.19, no claim has been asserted and is pending by any Person
   -------------
challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and to the Credit Parties' knowledge the use of such Intellectual Property by any Credit Party does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not have or be reasonably expected to have a Material Adverse Effect.
Schedule 6.19 may be updated from time to time by the Borrower by giving written
-------------
notice thereof to the Agent.

     6.20 SOLVENCY.
          --------

     Each Credit Party is and, after consummation of the transactions contemplated by this Credit Agreement (including without limitation the acquisition of the Acquired Company by the Borrower), will be Solvent.

     6.21 INVESTMENTS.
          -----------

     All Investments of each Credit Party are Permitted Investments.

     6.22 LOCATION OF COLLATERAL.
          ----------------------

     Set forth on Schedule 6.22(a) is a list of all Real Properties with street
                  ----------------
address, county and state where located.  Set forth on Schedule 6.22(b) is a
                                                       ----------------
list of all locations where any tangible personal property of a Credit Party is located, including county and state where located. Set forth on Schedule 6.22(c)
                                                                ----------------
is a list of all locations where tangible Collateral having an aggregate book value of at least $250,000 is located, including county and state where located. Set forth on Schedule 6.22(d) is the chief executive office and principal place
             ----------------
of business of each Credit Party.  Schedule 6.22(a), 6.22(b) ), 6.22(c) and
                                   ----------------  ---------  -------
6.22(d) may be updated from time to time by the Borrower by giving written
-------
notice thereof to the Agent.

     6.23 DISCLOSURE.
          ----------

     (a) Neither this Credit Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Credit Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, it being understood that the representation set forth in this Section 6.23(a) shall not apply to any financial projections or other pro forma financial information.

     (b) The financial projections and other pro forma financial information contained in the information referred to in subsection (a) above were based on good faith estimates and assumptions believed by the applicable Credit Parties to be reasonable at the time made and at the time furnished to the Agent and/or any Lender, it being recognized by the Lenders that such projections and other pro forma financial information as to future events such projections and other pro forma financial information may differ from the projected results for such period or periods.

     6.24 LICENSES, ETC.
          --------------

     The Credit Parties have obtained and hold in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals (the "Franchises and Rights") which are necessary for the operation of their respective businesses as presently conducted unless the failure to obtain such Franchises and Rights would not result in the occurrence of a Material Adverse Effect.

     6.25 NO BURDENSOME RESTRICTIONS.
          --------------------------

     No Credit Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, would have or be reasonably expected to have a Material Adverse Effect.

     6.26 BROKERS' FEES.
          -------------

     Except as permitted by Section 8.8, no Credit Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents.

     6.27 LABOR MATTERS.
          -------------

     Except as set forth in Schedule 6.27, none of such the Credit Parties has
                            -------------
suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

     6.28 NATURE OF BUSINESS.
          ------------------

     As of the Closing Date, the Borrower is engaged in the business of producing, processing, marketing and distributing value-added beef, pork and poultry products and ground beef.

     6.29 FARM PRODUCTS, ETC.
          ------------------

          (i) None of the Collateral constitutes Farm Products, or proceeds thereof.

          (ii) None of the Credit Parties is a live poultry dealer (as defined in the Packers and Stockyard Act).


                                   SECTION 7


                             AFFIRMATIVE COVENANTS
                             ---------------------

     Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans and LOC Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Commitments and Letters of Credit hereunder shall have terminated:

     7.1  INFORMATION COVENANTS.
          ---------------------

     The Borrower will furnish, or cause to be furnished, to the Agent and each of the Lenders:

          (a) Annual Financial Statements.  As soon as available, and in any
              ---------------------------
     event within 90 days after the close of each fiscal year (commencing with the fiscal year ending September 27, 1996) of the Borrower, a consolidated and consolidating balance sheet and income statement of the Credit Parties, as of the end of such fiscal year, together with related consolidated and consolidating statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited (with respect to consolidated financial statements only) by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner.

          (b) Quarterly Financial Statements.  As soon as available, and in any
              ------------------------------
     event within 45 days after the close of each fiscal quarter (commencing with the fiscal quarter ending December 31, 1996) of the Borrower (other than the fourth fiscal quarter) a consolidated and consolidating balance sheet and income statement of the Credit Parties, as of the end of such fiscal quarter, together with related consolidated and consolidating statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of an Executive Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Credit Parties and have been prepared in accordance with GAAP (except for the absence of footnotes), subject to changes resulting from audit and normal year-end audit adjustments.

          (c) Officer's Certificate.  At the time of delivery of the financial
              ---------------------
     statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of an Executive Officer of the Borrower substantially in the form of

     Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants
     --------------
     contained in Section 7.12 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto.

          (d) Annual Business Plan and Budgets.  Within 30 days after the end of
              --------------------------------
     each fiscal year of the Borrower, beginning with the fiscal year ending September 30, 1997, an annual business plan and budget of the Credit Parties on a consolidated basis containing, among other things, pro forma financial statements for the next fiscal year.

          (e) Compliance With Certain Provisions of the Credit Agreement.
              ----------------------------------------------------------
     Within 90 days after the end of each fiscal year of the Borrower, the Borrower shall deliver a certificate, containing information regarding (i) the calculation of Excess Cash Flow and (ii) the amount of all Asset Dispositions and Equity Issuances that were made during the prior fiscal year.

          (f) Accountant's Certificate.  Within the period for delivery of the
              ------------------------
     annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

          (g) Auditor's Reports.  Promptly upon receipt thereof, a copy of any
              -----------------
     "management letter" submitted by independent accountants to any Credit Party in connection with any annual, interim or special audit of the books of any Credit Party.

          (h) Reports.  Promptly upon transmission or receipt thereof, (a)
              -------
     copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Credit Party shall send to its shareholders generally or to a holder of any Indebtedness owed by any Credit Party (including, without limitation, the Subordinated Debt) in its capacity as such a holder and (b) upon the written request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

          (i) Notices.  Upon any Executive Officer of a Credit Party obtaining
              -------
     knowledge thereof, such Credit Party will give written notice to the Agent immediately of (a) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Borrower proposes to take with respect thereto, and (b) the occurrence of any of the following with respect to any Credit Party (i) the pendency or commencement of any litigation, arbitral or governmental proceeding against any Credit Party which if adversely determined would have or would be reasonably expected to have a Material Adverse Effect or
     (ii) the institution of any proceedings against any Credit Party with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, which violation would have or would be reasonably expected to have a Material Adverse Effect. Upon its receipt of any notice pursuant to this Section 7.1(i), the Agent will promptly notify each of the Lenders.

          (j) ERISA.  Upon any Credit Party obtaining knowledge thereof, the
              -----
     Borrower will give written notice to the Agent promptly (and in any event within five Business Days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event which ERISA Event would have or would be reasonably expected to have a Material Adverse Effect, (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against any Credit Party, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA) which in either case would have or would be reasonably expected to have a Material Adverse Effect; (iii) the failure to make full payment on or before the due date

     (including extensions) thereof of all amounts which any Credit Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto which would have or would be reasonably expected to have a Material Adverse Effect; (iv) any event has occurred or failed to occur with respect to a Single Employer Plan, Multiemployer Plan or Multiple Employer Plan sponsored, maintained or contributed to by an ERISA Affiliate of any Credit Party which would have or would be reasonably expected to have a Material Adverse Effect or (v) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by an Executive Officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Borrower shall furnish the Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

          (k)  Environmental.
               -------------

               (i) Upon the reasonable written request of the Agent (in any event not to be given more frequently than once during any single calendar year), the Borrower will furnish or cause to be furnished to the Agent, at the Borrower's expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Agent as to the nature and extent of the presence of any Hazardous Materials on any Real Property and as to the compliance by the Credit Parties with Environmental Laws at such Real Property. If the Borrower fails to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Agent may arrange for same, and the Borrower hereby grants to the Agent and their representatives access to the Real Properties to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Agent pursuant to this provision will be payable by the Borrower on demand and added to the obligations secured by the Collateral Documents.

               (ii) Each Credit Party will, during the term of this Credit Agreement, conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials released at any of the Real Properties in violation of applicable Environmental Laws to the extent necessary to be in compliance with all Environmental Laws and with the validly issued orders and directives of all Governmental Authorities with jurisdiction over such Real Properties to the extent any failure would have or be reasonably expected to have a Material Adverse Effect.

          (l) Other Information.  With reasonable promptness upon any such
              -----------------
     request, such other information regarding the business, properties or financial condition of the Credit Parties as the Agent or the Required Lenders may reasonably request.

     7.2  PRESERVATION OF EXISTENCE AND FRANCHISES.
          ----------------------------------------

     Each of the Credit Parties will do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority, except as otherwise permitted by Section 8.4 or Section 8.5, unless the failure to do so would not have a Material Adverse Effect.

     7.3  BOOKS AND RECORDS.
          -----------------

     Each of the Credit Parties will keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

     7.4  COMPLIANCE WITH LAW.
          -------------------

     Each of the Credit Parties will comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property (including, without limitation, Environmental Laws) if noncompliance with any such law, rule, regulation, order or restriction would have or reasonably be expected to have a Material Adverse Effect.

     7.5  PAYMENT OF TAXES AND OTHER INDEBTEDNESS.
          ---------------------------------------

     Each of the Credit Parties will pay, settle or discharge all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that a Credit Party shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) would have a Material Adverse Effect.

     7.6  INSURANCE.
          ---------

     Each of the Credit Parties will at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice. All liability policies shall have the Agent, on behalf of the Lenders, as an additional insured and all casualty policies shall have the Agent, on behalf of the Lenders, as loss payee.

     In the event there occurs any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. Subsequent to any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed; provided,
                                                               --------
however, that such Credit Party need not repair or replace the Collateral of
-------
such Credit Party so lost, damaged or destroyed to the extent the failure to make such repair or replacement is desirable to the proper conduct of the business of such Credit Party in the ordinary course and otherwise is in the best interest of such Credit Party and would not materially impair the rights and benefits of the Agent or the Lenders under this Credit Agreement or any other Credit Document. In the event a Credit Party shall receive any insurance proceeds, as a result of any loss, damage or destruction, in a net amount in excess of $1,000,000, such Credit Party will immediately pay over such proceeds to the Agent, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the Credit Party Obligations; provided, however, that the Agent agrees to release such insurance proceeds to
--------  -------
such Credit Party for replacement or restoration of the portion of the Collateral of such Credit Party lost, damaged or destroyed if, (A) no Default or Event of Default shall have occurred and be continuing at the time of release,
(B) written application for such release is received by the Agent from such Credit Party within 30 days of receipt of such insurance proceeds and (C) the Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds. All insurance proceeds shall be subject to the security interest of the Lenders under the Collateral Documents.

     The present insurance coverage of the Credit Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6, as
                                                            ------------
Schedule 7.6 may be amended from time to time by written notice to the Agent.
------------

     7.7  MAINTENANCE OF PROPERTY.
          -----------------------

     Each of the Credit Parties will maintain and preserve its properties and equipment in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

     7.8  PERFORMANCE OF OBLIGATIONS.
          --------------------------

     Each of the Credit Parties will perform in all respects all of its obligations under the terms of all agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound unless the failure to do so will not have or be reasonably expected to have a material adverse effect on the ability of a Credit Party to perform its respective obligations under this Credit Agreement or the other Credit Documents.

     7.9  COLLATERAL.
          ----------

     Subject to the terms hereof and of the other Credit Documents, each Credit Party will cause all of its owned Real Properties and (to the extent deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion) all of its leased Real Properties, and all of its personal property deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion (including without limitation 100% of its equity ownership interest in its Subsidiaries) to be subject at all times to first priority, perfected and, in the case of Real Property (whether leased or owned), title insured Liens in favor of the Agent pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Agent shall reasonably request. In furtherance of the foregoing terms of this Section 7.9, the Credit Parties shall, as soon as practicable after the Closing Date and in any event not later than February 28, 1997, cause to be delivered to the Agent, in form and substance reasonably satisfactory to the Agent, such estoppel letters, consents and waivers as may be required by the Agent from the landlords of any location leased by a Credit Party where Collateral having an aggregate book value of at least $250,000 is located, which estoppel letters, consents and waivers shall be in the form and substance reasonably satisfactory to the Agent.

     7.10 USE OF PROCEEDS.
          ---------------

     The Credit Parties will use proceeds of the Loans solely (a) to pay a part of the cash portion of the purchase price for the Acquired Company pursuant to the Purchase Agreement, (b) to pay related fees and expenses in connection with the foregoing, (c) to provide for the working capital needs of the Borrower and its Subsidiaries and (d) for general corporate purposes of the Borrower and its Subsidiaries. The Borrower will use the Letters of Credit solely for the purposes set forth in Section 2.2(a).

     7.11 AUDITS/INSPECTIONS.
          ------------------

     Upon reasonable written notice and during normal business hours, each Credit Party will permit representatives appointed by the Agent, including, without limitation, independent accountants, agents, attorneys and appraisers to visit and inspect such Credit Party's property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of the Credit Parties. The Agent shall notify the Lenders prior to any visit, inspection, investigation or discussion with accountants pursuant to this Section 7.11, and the Credit Parties agree that any Lender shall be entitled to accompany the Agent (or its duly appointed representative(s)) in connection with any such visit, inspection, investigation or discussion with accountants. The Credit Parties agree that the Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Borrower.

     7.12 FINANCIAL COVENANTS.
          -------------------

          (a) Interest Coverage Ratio.  The Interest Coverage Ratio, as of the
              -----------------------
     last day of each fiscal quarter, shall be greater than or equal to:

               (i) for the period from the Closing Date to and including December 30, 1997, 1.85 to 1.00;

               (ii) for the period from December 31, 1997 to and including September 29, 1998, 2.00 to 1.00;

               (iii) for the period from September 30, 1998 to and including September 29, 1999, 2.25 to 1.00; and

               (iv) for the period from September 30, 1999 and at all times thereafter, 2.50 to 1.00.

          (b) Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio, as
              ---------------------------
     of the last day of each fiscal quarter, shall be greater than or equal to:

               (i) for the period from the Closing Date to and including September 29, 1998, 1.20 to 1.00; and

               (ii) for the period from September 30, 1999 and at all times thereafter, 1.25 to 1.00.

          (c) Leverage Ratio.  The Leverage Ratio, as of the last day of each
              --------------
     fiscal quarter, shall be less than or equal to:

               (i) for the period from the Closing Date to and including September 29, 1998, 5.00 to 1.00;

               (ii) for the period from September 30, 1998 to and including September 29, 1999, 4.50 to 1.00;

               (iii) for the period from September 30, 1999 to and including September 29, 2000, 4.00 to 1.00;

               (iv) for the period from September 30, 2000 to and including September 29, 2001, 3.50 to 1.00; and

               (v) for the period from September 30, 2001 and at all times thereafter, 3.00 to 1.00.

          (d) Consolidated Net Worth.  At all times the Consolidated Net Worth
              ----------------------
     of the Borrower shall be greater than or equal to the sum of $40,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Credit Parties, commencing with the fiscal quarter ending December 31, 1996 by an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended.

     7.13 ADDITIONAL CREDIT PARTIES.
          -------------------------

     At the time any Person becomes a Subsidiary of a Credit Party, the Borrower shall so notify the Agent and promptly thereafter (but in any event within 30 days after the date thereof or, if earlier, contemporaneously with such Person becoming a guarantor of any other Indebtedness of the Borrower or any other Credit Party) shall cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit 7.13, (b) cause all of the Capital Stock
                               ------------
of such Person to be delivered to the Agent (together with undated stock powers signed in blank) and pledged to the Agent pursuant to an appropriate pledge agreement in substantially the form of the Pledge Agreements and otherwise in a form acceptable to the Agent, (c) pledge all of its assets to the Lenders pursuant to a security agreement in substantially the form of the Security Agreements and otherwise in a form acceptable to the Agent, (d) if such Person has any Subsidiaries, (i) deliver all of the Capital Stock of such Subsidiaries (together with undated stock powers signed in blank) to the Agent and (ii) execute a pledge agreement in substantially the form of the Pledge Agreements and otherwise in a form acceptable to the Agent, (e) if such Person owns any real property in the United States, execute any and all necessary mortgages, deeds of trust, deeds to secure debt or other appropriate real estate collateral documentation in a form reasonably satisfactory to the Agent, (f) if such Person leases any real property in the United States deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, execute any and all necessary mortgages, deeds of trust, deeds to secure debt, leasehold mortgages, collateral assignments of leaseholds or other appropriate real estate collateral documentation as reasonably requested by the Agent and in a form reasonably satisfactory to the Agent and (g) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord waivers, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Agent.

     7.14 INTEREST RATES.
          --------------

     The Credit Parties shall at all times cause to bear interest at a fixed rate of interest Funded Debt of the Credit Parties in an amount at least equal to the lesser of (i) 50% of the sum of (A) all Funded Debt of the Credit Parties on a consolidated basis and (B) the Unused Revolving Commitment and (ii) all Funded Debt of the Credit Parties on a consolidated basis.

     7.15 COVENANTS RELATING TO PACKERS AND STOCKYARD ACT.
          -----------------------------------------------

     Unless the failure to do so would not have a Material Adverse Effect, each of the Credit Parties shall:

          (i) Comply with all applicable provisions of the Packers and Stockyard Act, including, without limitation, those governing bond requirements and prompt repayment.

          (ii) Maintain written records pertaining to livestock and by-products in its possession to which it does not yet have title, including, without limitation, livestock for which payment is not yet made.

All terms used in this Section 7.15 and defined in the Packers and Stockyard Act shall have the meanings ascribed to such terms therein.

     7.16 COVENANTS RELATING TO FOOD SECURITY ACT.
          ---------------------------------------

     Unless the failure to do so would not have a Material Adverse Effect, each of the Credit Parties shall:

          (i) Promptly provide the Agent with a copy of any notice received by such Credit Party with respect to a security interest created by a seller of farm products.

          (ii) With respect to any farm products produced in a State with a central filing system, register with the Secretary of State of such State prior to the purchase of such farm products.

All terms used in this Section 7.16 and defined in the Food Security Act shall have the meanings ascribed to such terms therein.

                                   SECTION 8


                               NEGATIVE COVENANTS
                               ------------------

     Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans and LOC Obligations, together with interest and fees hereunder, have been paid in full and the Commitments and Letters of Credit hereunder shall have terminated:

     8.1  INDEBTEDNESS.
          ------------

     No Credit Party will contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

          (b)  the Subordinated Debt;

          (c) Indebtedness owing by one Credit Party other than the Parent to another Credit Party;

          (d) purchase money Indebtedness (including Capital Leases) or TROLS incurred by the Borrower or any of its Subsidiaries to finance the purchase or lease of capital assets, whether tangible or intangible; provided that
                                                                 --------
     (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $1,000,000 at any one time outstanding (including any such Indebtedness referred to in subsection
     (c) above) and (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed;

          (e)  Hedging Obligations;

          (f) other unsecured Indebtedness of the Borrower and its Subsidiaries (in addition to Indebtedness otherwise permitted by any other clause of this Section 8.1); provided that the aggregate principal amount of such
                        --------
     Indebtedness at any time outstanding does not to exceed $1,000,000; and

          (g) renewals, refinancings and extensions of any Indebtedness incurred pursuant to Section 8.1(d) or (f), provided that (I) the terms and
                                        --------
     conditions of such Indebtedness as so renewed, refinanced or extended shall be no less favorable to the applicable obligor and (ii) the principal amount of such Indebtedness as so renewed, refinanced or extended shall not exceed in principal amount the principal balance outstanding thereon at the time of such renewal, refinancing or extension.

     8.2  LIENS.
          -----

     No Credit Party will contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens.

     8.3  NATURE OF BUSINESS.
          ------------------

     No Credit Party will alter the character of its business from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date and reasonable extensions and expansions thereof.

     8.4  CONSOLIDATION AND MERGER.
          ------------------------

     No Credit Party will enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this
              --------
Section 8.4, (i) any Credit Party other than the Parent may be merged or consolidated with or into the Borrower or any other Credit Party other than the Parent if (a) if such transaction shall be between the Borrower and another Credit Party, the Borrower shall be the continuing or surviving corporation, (b) the Agent is given prior written notice of such action, and the Credit Parties execute and deliver such documents, instruments and certificates as the Agent may request in order to maintain the perfection and priority of the Liens on the assets of the Credit Parties, and (c) after giving effect thereto, no Default or Event of Default exists, (ii) the Borrower or any Subsidiary of the Borrower may merge with any Person (other than the Parent) in connection with a Permitted Acquisition if (a) the Borrower or such Subsidiary shall be the continuing or surviving corporation and (b) after giving effect thereto, no Default or Event of Default exists and (iii) the Borrower may merge with the Parent in connection with the Public Equity Offering if (a) the Borrower shall be the continuing or surviving corporation, (b) after giving effect thereto, no Default or Event of Default exists and (c) the Borrower shall (1) receive aggregate cash proceeds of at least $30,000,000 from the Public Equity Offering and (2) prepay the obligations of the Credit Parties under the Credit Documents with 50% of the Net Proceeds from the Public Equity Offering as contemplated by the terms of Section 3.3(b)(iv).


     Upon the consummation of the merger of the Parent into the Borrower in accordance with the terms of Section 8.4(iii), the Agent shall deliver to the Borrower, upon the Borrower's request and at the Borrower's expense, such documentation as is reasonably necessary to evidence the release of the Lenders' security interest in the assets of the Parent (including, without limitation, any stock in the Borrower), including, without limitation, amendments or terminations of UCC financing statements, the return of stock certificates and the release of a Guarantor from its obligations under the Credit Documents.

     8.5  ASSET DISPOSITIONS.
          ------------------

     No Credit Party will make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than Excluded Asset Dispositions, unless (i) at least 90% of the consideration paid in connection therewith is cash or Cash Equivalents, (ii) if such transaction is a Sale and Leaseback Transaction, such transaction is permitted by the terms of Section 8.14, (iii) such transaction does not involve the sale or other disposition of a minority equity interest in any Credit Party, (iv) the aggregate net book value of all of the assets sold or otherwise disposed of by the Credit Parties in all such transactions during any fiscal year of the Borrower shall not to exceed $1,000,000 and (v) no later than 14 days prior to such Asset Disposition, the Agent and the Lenders shall have received a certificate of an Executive Officer of the Borrower specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Borrower shall, within the period of 180 days prior to and 120 days following the consummation of such Asset Disposition (with respect to any such Asset Disposition, the "Application Period"), apply
                                                  ------------------
(or cause to be applied) an amount equal to the Net Proceeds of such Asset Disposition to (A) the purchase, acquisition or, in the case of improvements to real property, construction of Eligible Assets or (B) to the prepayment of the Loans in accordance with the terms of Section 3.3(b)(iii). The requirements of clauses (iv) and (v) of the immediately preceding sentence shall not be applicable in the event of any involuntary Asset Disposition.

     Upon a sale of assets or the sale of stock of a Subsidiary of the Borrower permitted by this Section 8.5, the Agent shall (provided that such Subsidiary has been or concurrently is released from any Guaranty Obligations in respect of any other Indebtedness of the Borrower) deliver to the Borrower, upon the Borrower's request and at the Borrower's expense, such documentation as is reasonably necessary to evidence the release of the Lenders' security interest in such assets or stock, including, without limitation, amendments or terminations of UCC financing statements, the return of stock certificates and the release of a Guarantor from its obligations under the Credit Documents.

     8.6  INVESTMENTS.
          -----------

     No Credit Party will make any Investments except for Permitted Investments.

     8.7  RESTRICTED PAYMENTS.
          -------------------

     No Credit Party will, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) to make dividends payable solely in the same class of Capital Stock of such Person, (ii) to make dividends or other distributions payable to any Credit Party other than the Parent, (iii) as permitted by Section 8.8, Section 8.11 or Section 8.12, (iv) any payment by any Credit Party directly or through any direct or indirect parent company (a) in connection with the repurchase of outstanding shares of Capital Stock of the Borrower or the Parent following the death, disability or termination of employment of Management Shareholders and (b) of amounts required to be paid to participants or former participants in employee benefit plans upon any termination of employment by such participants as provided in the documents related thereto, in an aggregate amount (for both clauses (a) and (b)) not to exceed $1,000,000 in any fiscal year (provided that any unused amount may be carried over to any subsequent fiscal year subject to a maximum amount of $1,500,000 in any fiscal year), (v) payments to the Parent pursuant to a tax sharing agreement under which the Borrower is allocated its proportionate share of the tax liability of the affiliated group of corporations that file consolidated federal income tax returns (or that file state or local income tax returns on a consolidated basis), (vi) loans, advances, dividends or distributions by any Credit Party to the Parent to pay for corporate, administrative and operating expenses in the ordinary course of business, including payment of directors' and officers' liability insurance premiums, directors' fees, and fees, expenses and indemnities in connection with the purchase of the Acquired Company and the Indebtedness arising under the Credit Documents and the Indenture and related transactions, in an aggregate amount not to exceed $1,000,000 in any fiscal year and (vii) (A) loans, advances, dividends or distributions by any Credit Party to the Parent not to exceed an amount necessary to permit the Parent to pay (1) its costs (including all professional fees and expenses) incurred to comply with its reporting obligations under federal or state laws or in connection with reporting or other obligations under this Credit Agreement and the Credit Documents, (2) its expenses incurred in connection with any public offering of equity securities which has been terminated by the board of directors of the Parent, the net proceeds of which were specifically intended to be received by or contributed or loaned to the Borrower and (B) loans or advances by any Credit Party to the Parent not to exceed an amount necessary to permit the Parent to pay its interim expenses incurred in connection with any public offering of equity securities the net proceeds of which are specifically intended to be received by or contributed or loaned to the Borrower, which, unless such offering shall have been terminated by the board of directors of the Parent, shall be repaid to the Borrower promptly out of the proceeds of such offering.

     The amount of all Restricted Payments (other than cash) shall be the fair market value (evidenced by a resolution of the board of directors of the Borrower set forth in a certificate of an Executive Officer of the Borrower delivered to the Agent and each of the Lenders) on the date of the Restricted Payment of the asset(s) proposed to be transferred by the applicable Credit Party pursuant to such Restricted Payment. Not later than the date of making any Restricted Payment, the Borrower shall deliver to the Agent and each of the Lenders a certificate of an Executive Officer of the Borrower stating that such Restricted Payment is permitted.

     8.8  TRANSACTIONS WITH AFFILIATES.
          ----------------------------

     No Credit Party will, directly or indirectly, in any one transaction or a series of related transactions, sell, lease, transfer or otherwise dispose of any of its properties, assets or services to, or make any payment to, or purchase any property, assets or services from, or enter into or make any agreement, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), other than Exempt Affiliate
                            ---------------------
Transactions, unless (i) such Affiliate Transaction is on terms that are no less favorable to the relevant Credit Party than those that would have been obtained in a comparable arm's length transaction by such Credit Party with a Person that is not an Affiliate and (ii) the Borrower delivers to the Agent and each of the

Lenders (a) with respect to any Affiliate Transaction entered into after the Closing Date involving aggregate consideration in excess of $1,000,000, a resolution of the board of directors of the Borrower set forth in a certificate of an Executive Officer of the Borrower certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the board of directors of the Borrower and (b) with respect to any Affiliate Transaction involving aggregate consideration equal to or in excess of $5,000,000, a written opinion issued by an investment banking firm of recognized national standing that such Affiliate Transaction is fair to the relevant Credit Party from a financial point of view.

     8.9  RESTRICTIONS ON THE PARENT AND OWNERSHIP OF SUBSIDIARIES.
          --------------------------------------------------------

     (a) The Parent shall (i) not hold any assets other than (A) the Capital Stock of the Borrower and (B) other assets the aggregate net book value of which does not exceed $100,000 at any time, (ii) not have any liabilities other than
(A) the liabilities under the Credit Documents, (B) in respect of the Subordinated Debt, (C) tax liabilities in the ordinary course of business, (D) loans and advances permitted under Section 8.7(vi) and (E) corporate, administrative and operating expenses in the ordinary course of business and
(iii) not engage in any business other than (A) owning the Capital Stock of the Borrower and activities incidental or related thereto and (B) acting as a Guarantor hereunder and pledging its assets to the Agent, for the benefit of the Lenders, pursuant to the Collateral Documents to which it is a party.

     (b) The Borrower (i) will not permit any Person (other than the Borrower or any Wholly Owned Subsidiary of the Borrower) to own any Capital Stock of any Subsidiary of the Borrower, (ii) will not permit any Subsidiary of the Borrower to issue Capital Stock (except to the Borrower or to a Wholly Owned Subsidiary of the Borrower) or create, incur, assume or suffer to exist any Lien thereon, in each case except (a) directors' qualifying shares, (b) if such Subsidiary merges with another Subsidiary of the Borrower, (c) if such Subsidiary ceases to be a Subsidiary of the Borrower (as a result of the sale of 100% of the Equity Interests in such Subsidiary) or (d) Permitted Liens and (iii) notwithstanding anything to the contrary contained in clause (ii) above, will not permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock.

     8.10 FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.
          -------------------------------------

     No Credit Party will change its fiscal year (except for the change as of the Closing Date to a fiscal year ending December 31) or materially change its articles or certificate of incorporation without the prior written consent of the Required Lenders.

     8.11 PREPAYMENT OR MODIFICATION OF INDEBTEDNESS.
          ------------------------------------------

     If any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, no Credit Party will (a) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the Lenders, including, but not limited to, shortening the final maturity or average life to maturity or requiring any payment to be made sooner than originally scheduled or increasing the interest rate applicable thereto or changing any subordination provision thereof, or (b) make (or give any notice with respect thereto) any voluntary or optional payment or any prepayment or any redemption or any acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness.

     8.12 PAYMENTS IN RESPECT OF SUBORDINATED DEBT.
          ----------------------------------------

     No Credit Party will (a) make or offer to make any payment or prepayment of principal of, premium, interest or liquidated damages on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, the Subordinated Debt, (b) redeem or offer to redeem any of the Subordinated Debt or
(c) deposit any funds intended to discharge or defease any or all of the Subordinated Debt. Notwithstanding the above, (i) so long as no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof, the Borrower may apply up to 50% of the Net Proceeds of the initial Public Equity Offering to the prepayment or redemption of the Subordinated Debt, provided that the aggregate principal
                                        --------
amount of the Subordinated Debt so prepaid or redeemed shall not exceed 35% of the aggregate initial principal amount of the Subordinated Debt and (ii) unless such payments are prohibited by Section 10.03 of the Indenture, the Borrower may make scheduled payments of interest on the Subordinated Debt and payments of liquidated damages on the Subordinated Debt. The Indenture or any guarantee or other document executed in connection with the Subordinated Debt may not be amended or modified in any manner that would adversely affect the Lenders without the prior written consent of the Required Lenders.

     8.13 LIMITATIONS.
          -----------

     No Credit Party will, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (i) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Credit Party, (iii) make loans or advances to any Credit Party, (iv) sell, lease or transfer any of its properties or assets to any Credit Party, or (v) guarantee the obligations of the Borrower arising under the Credit Agreement and the other Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except for such encumbrances or restrictions existing under or by reason of (A) this Credit Agreement, (B) applicable law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(d), provided that any such
                                                  --------
restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or (D) the Indenture as in effect as of the Closing Date.

     8.14 SALE LEASEBACKS.
          ---------------

     No Credit Party will, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any Sale and Leaseback

Transaction in respect of any property (whether real or personal or mixed), now owned or hereafter acquired, (a) which such Credit Party has sold or transferred or is to sell or transfer to any other Person other than a Credit Party or (b) which such Credit Party intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Credit Party to any Person in connection with such lease; provided, however, that the Credit Parties may enter into such transactions with respect to personal property, in an aggregate amount of up to $500,000 in Net Proceeds during the term of this Credit Agreement, if (i) such transaction is otherwise permitted pursuant to Section 8.5, (ii) after giving effect to any such transaction the Borrower shall be in compliance with all other provisions of this Credit Agreement, including Section 8.1 and Section 8.2, (iii) the gross cash proceeds of any such transaction are at least equal to the fair market value of such property (as determined by the Board of Directors of such Credit Party, whose determination shall be conclusive if made in good faith and evidenced by an appropriate resolution), (iv) the aggregate rent payable by the Credit Parties in respect of any such transaction is not in excess of the fair market rental value of the property leased pursuant to such transaction and (v) the Net Proceeds are applied in accordance with Section 3.3(b)(iii) to the extent required therein.

     8.15 NEGATIVE PLEDGES.
          ----------------

     Except (i) pursuant to this Credit Agreement and the other Credit Documents, (ii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(d), provided that any such restriction
                                     --------
contained therein relates only to the asset or assets constructed or acquired in connection therewith and (iii) pursuant to the Indenture as in effect on the Closing Date, no Credit Party will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

     8.16 NO FOREIGN SUBSIDIARIES.
          -----------------------

     No Credit Party will create, acquire or permit to exist any direct or indirect Subsidiary which is not incorporated or organized under the laws of any State of the United States or the District of Columbia.


                                   SECTION 9


                               EVENTS OF DEFAULT
                               -----------------

     9.1  EVENTS OF DEFAULT.
          -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                           ----------------

          (a) Payment.  Any Credit Party shall:
              -------

               (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligation arising from drawings under Letters of Credit; or

               (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on the Loans, or on any reimbursement obligations arising from drawings under Letters of Credit or of any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith.

          (b) Representations.  Any representation, warranty or statement made
              ---------------
     or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made.

          (c) Covenants.  Any Credit Party shall:
              ---------

               (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.5, 7.6, 7.9, 7.10, 7.12, 7.13, 7.14 or 8.1 through 8.16, inclusive; or

               (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof given by the Agent.

          (d) Other Credit Documents.  (i) Any Credit Party shall default in the
              ----------------------
     due performance or observance of any term, covenant or agreement in any of the other Credit Documents and such default shall continue unremedied for a period of at least 30 days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof given by the Agent, (ii) except pursuant to the terms thereof, any Credit Document shall fail to be in full force and effect or any Credit Party shall so assert or
     (iii) except pursuant to the terms thereof, any Credit Document shall fail to give the Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

          (e) Guaranties.  The guaranty hereunder given by any Guarantor or any
              ----------
     provision thereof shall, except pursuant to the terms thereof, cease to be in full force and effect, or any guarantor thereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty.

          (f) Bankruptcy Events.  Any Bankruptcy Event shall occur with respect
              -----------------
     to any Credit Party.

          (g) Defaults under Other Agreements.  With respect to any Indebtedness
              -------------------------------
     (other than Indebtedness outstanding under this Credit Agreement) of one or more of the Credit Parties in an aggregate principal amount in excess of $250,000, including, without limitation, the Subordinated Debt (i) a Credit Party shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) default (after giving effect to any applicable grace period) in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable prior to the stated maturity thereof.

          (h) Judgments.  One or more judgments, orders, or decrees shall be
              ---------
     entered against any one or more of the Credit Parties involving a liability of $250,000 or more, in the aggregate, (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage) and such judgments, orders or decrees (i) are the subject of any enforcement proceeding commenced by any creditor or (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (A) the last day on which such judgment, order or decree becomes final and unappealable or (B) 30 days.

          (i) ERISA. Any of the following events or conditions, if such event or
              -----
     condition would cause or be reasonably expected to cause a Material Adverse
     Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Credit Party or any ERISA Affiliate in favor of the PBGC or a Plan;
     (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in
     (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) any Credit Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; (4) any event occurring or failing to occur with respect to a Single Employer Plan, Multiemployer or Multiple Employer Plan sponsored, maintained or contributed to by an ERISA Affiliate of any Credit Party; or (5) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may any Credit Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section

     4975 of the Code, or under any agreement or other instrument pursuant to which any Credit Party or any ERISA Affiliate has agreed or is required to indemnify any Person against any such liability.

          (j) Ownership.  There shall occur a Change of Control.
              ---------

          (k) Subordinated Debt.  (i) Any Governmental Authority with applicable
              -----------------
     jurisdiction determines that the Lenders are not holders of Designated Senior Indebtedness (as defined in the Indenture) or (ii) the subordination provisions creating the Subordinated Debt shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable as to any holder of the Subordinated Debt.

     9.2  ACCELERATION; REMEDIES.
          ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or the Lenders as may be required hereunder), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrower, take any of the following actions without prejudice to the rights of the Agent or any Lender to enforce its claims against the Credit Parties, except as otherwise specifically provided for herein:

          (a) Termination of Commitments.  Declare the Commitments terminated
              --------------------------
     whereupon the Commitments shall be immediately terminated.

          (b) Acceleration of Loans.  Declare the unpaid  principal of and any
              ---------------------
     accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by a Credit Party to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

          (c) Cash Collateral.  Direct the Borrower to pay (and the Borrower
              ---------------
     agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (d) Enforcement of Rights.  Enforce any and all rights and interests
              ---------------------
     created and existing under the Credit Documents, including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders, which notice or other action is expressly waived by the Credit Parties.

Notwithstanding the fact that enforcement powers reside primarily with the Agent, each Lender has, to the extent permitted by law, a separate right of payment and shall be considered a separate "creditor" holding a separate "claim" within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.


                                   SECTION 10


                               AGENCY PROVISIONS
                               -----------------

     10.1 APPOINTMENT.
          -----------

     Each Lender hereby designates and appoints NationsBank of Texas, N.A. as Agent of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agent, as the agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Lenders and no Credit Party shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party.

     10.2 DELEGATION OF DUTIES.
          --------------------

     The Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     10.3 EXCULPATORY PROVISIONS.
          ----------------------

     Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower or any Credit Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Credit Parties to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties. The Agent is not trustee for the Lenders and owes no fiduciary duty to the Lenders.

     10.4 RELIANCE ON COMMUNICATIONS.
          --------------------------

     The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Lenders as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 11.3(b). The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

     10.5 NOTICE OF DEFAULT.
          -----------------

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

     10.6 NON-RELIANCE ON AGENT AND OTHER LENDERS.
          ---------------------------------------

     Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Credit Parties which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     10.7 INDEMNIFICATION.
          ---------------

     The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interest of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Credit Party Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no
                                                               --------
Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that the Agent shall not be indemnified for any event caused by its gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Credit Party Obligations and all other amounts payable hereunder and under the other Credit Documents.

     10.8 AGENT IN ITS INDIVIDUAL CAPACITY.
          --------------------------------

     The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any other Credit Party as though the Agent were not the Agent hereunder. With respect to the Loans made and Letters of Credit issued and all obligations owing to it, the Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

     10.9 SUCCESSOR AGENT.
          ---------------

     The Agent may, at any time, resign upon 20 days written notice to the Lenders. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 45 days after the notice of resignation, then the retiring Agent shall select a successor Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as the Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Credit Agreement.

                                   SECTION 11


                                 MISCELLANEOUS
                                 -------------

     11.1 NOTICES.
          -------

     Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule
                                                                   --------
11.1, or at such other address as such party may specify by written notice to the other parties hereto.

     11.2 RIGHT OF SET-OFF.
          ----------------

     In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in Section 9.2, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Credit Party to the Lenders hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether the Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Credit Parties hereby agree that to the extent permitted by law any Person purchasing a participation in the Loans and Commitments hereunder pursuant to
Section 11.3(c) or 3.9 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

     11.3 BENEFIT OF AGREEMENT.
          --------------------

          (a) Generally.  This Credit Agreement shall be binding upon and inure
              ---------
     to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Credit Party may assign and
                                    --------
     transfer any of its interests without the prior written consent of the Lenders; and provided further that the rights of each Lender to transfer,
                  -------- -------
     assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth below in subsections (b) and (c) of this
     Section 11.3. Notwithstanding the above (including anything set forth in subsections (b) and (c) of this Section 11.3), nothing herein shall restrict, prevent or prohibit any Lender from (A) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (B) granting assignments or participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any Affiliate of such Lender or to any existing Lender or Affiliate thereof.

          (b) Assignments.  Each Lender may, with the prior written consent of
              -----------
     the Borrower and the Agent (provided that no consent of the Borrower shall be required for an assignment to any existing Lender or an Affiliate of any existing Lender or an assignment made during the existence and continuation of an Event of Default), which consent shall not be unreasonably withheld or delayed, assign all or a portion of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Exhibit
                                                                      -------
     11.3 to one or more Eligible Assignees; provided that any such assignment
     ----                                    --------
     shall (i) unless to a Lender or an Affiliate of a Lender, be in a minimum aggregate amount of $5,000,000 of the Commitments and in integral multiples of $1,000,000 above such amount (or the remaining amount of Commitments held by such Lender) and (ii) be of a constant, not varying, percentage of all of the assigning Lender's rights and obligations under the Commitment being assigned. Any assignment hereunder shall be effective upon satisfaction of the conditions set forth above and delivery to the Agent of a duly executed assignment agreement together with a transfer fee of $3,500 payable to the Agent for its own account. Upon the effectiveness of any such assignment, the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note or Notes (but with notation thereon that it is given in substitution for and replacement of the original Note or Notes or any replacement notes thereof). Notwithstanding the above, a Lender may assign all or a portion of its Commitments to another Lender without the consent of the Borrower and without regard to any minimum amount of such assignment.

     By executing and delivering an assignment agreement in accordance with this
     Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

          (c) Participations.  Each Lender may sell, transfer, grant or assign
              --------------
     participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a
                            --------
     "Lender" for all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or fees in respect of any Loans in which the participant is participating or increase any Commitments with respect thereto, (B) postpone the date fixed for any payment of principal (including the extension of the final maturity of any Loan or the date of any mandatory prepayment pursuant to Section 2.3(d)), interest or fees in which the participant is participating, or (C) release all or substantially all of the collateral or guaranties (except as expressly provided in the Credit Documents) supporting any of the Loans or Commitments in which the participant is participating and (iii) sub-participations by the participant (except to an Affiliate, parent company or Affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; provided,
                                                                   --------
     however, that such participant shall be entitled to receive additional amounts under Section 3.15 to the same extent that the Lender from which such participant acquired its participation would be entitled to the benefit of such cost protection provisions.

          (d) Registration.  The Agent, acting for this purpose solely on behalf
              ------------
     of the Borrower, shall maintain a register (the "Register") for the
                                                      --------
     recordation of the names and addresses of the Lenders and the principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder for all purposes of this Credit Agreement and the other Credit Documents, notwithstanding notice to the contrary. Any assignment of any Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     11.4 TO WAIVER; REMEDIES CUMULATIVE.
          ------------------------------

     No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any Credit Party and the Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     11.5 PAYMENT OF EXPENSES; INDEMNIFICATION.
          ------------------------------------

     The Credit Parties agree to: (a) pay all reasonable out-of-pocket costs and expenses of (i) the Agent in connection with (A) the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, special counsel to the Agent and the fees and expenses of counsel for the Agent in connection with collateral issues), and (B) any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and (ii) the Agent and the Lenders in connection with (A) enforcement of the Credit Documents and the documents and instruments referred to therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent and each of the Lenders (including the allocated costs of internal counsel), and (B) any bankruptcy or insolvency proceeding of a Credit Party and
(b) indemnify the Agent and each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Agent or any

Lender is a party thereto) related to (i) the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified), (ii) any breach, violation or failure to comply with applicable Environmental Laws with respect to any Real Properties owned by Tyson prior to the Closing Date or by any of the Credit Parties after the Closing Date and during the term of this Credit Agreement and (iii) any claims for Non-Excluded Taxes.

     11.6    AMENDMENTS, WAIVERS AND CONSENTS.
             --------------------------------

     Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the then Credit Parties; provided
                                                                        --------
that no such amendment, change, waiver, discharge or termination shall

     (a) without the consent of each Lender affected thereby,

          (i) extend the final maturity of any Loan or extend or waive any Principal Amortization Payment of any Loan, or any portion thereof,

          (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder,

          (iii) reduce or waive the principal amount of any Loan,

          (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or a mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

          (v) release all or substantially all of the Collateral securing the Credit Party Obligations hereunder (provided that the Agent may, without consent from any other Lender, release any Collateral that is sold or transferred by a Credit Party in conformance with Section 8.5),

          (vi) release the Borrower or substantially all of the other Credit Parties from its obligations under the Credit Documents (provided that the Agent may, without consent from any other Lender, release any Guarantor that is sold or transferred in conformance with Section 8.5),

          (vii) amend, modify or waive any provision of this Section or Section 3.4(a), 3.4(b)(i), 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15,
     9.1(a), 11.2, 11.3 or 11.5,

          (viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders or

          (ix) consent to the assignment or transfer by the Borrower (or substantially all of the other Credit Parties) of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby; and

     (b) without the consent of Lenders holding in the aggregate more than 50% of the outstanding Term Loans, extend the time for or the amount or the manner of application of proceeds of any mandatory prepayment required by Section 3.3(b)(ii), (iii) or (iv). No provision of Section 10 may be amended without the consent of the Agent. Notwithstanding the above, the right to deliver a Payment Blockage Notice (as defined in the Indenture) shall reside solely with the Agent and the Agent shall deliver such Payment Blockage Notice only upon the direction of the Required Lenders.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     11.7 COUNTERPARTS.
          ------------

     This Credit Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

     11.8 PLEADINGS.
          ---------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     11.9 DEFAULTING LENDER.
          -----------------

     Each Lender understands and agrees that if such Lender is a Defaulting Lender then notwithstanding the provisions of Section 11.6 it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders adversely affected thereby; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

     11.10  SURVIVAL OF INDEMNIFICATION AND REPRESENTATIONS AND WARRANTIES.
            --------------------------------------------------------------

     All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit and the repayment of the Loans, LOC Obligations and other obligations and the termination of the Commitments hereunder.

     11.11  GOVERNING LAW; VENUE.
            --------------------

          (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1, such service to become effective 3 days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Credit Party in any other jurisdiction.

          (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     11.12  WAIVER OF JURY TRIAL.
            --------------------

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS CREDIT AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     11.13  TIME.
            ----

     All references to time herein shall be references to Eastern Standard Time or Eastern Daylight time, as the case may be, unless specified otherwise.

     11.14  SEVERABILITY.
            ------------

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     11.15  ENTIRETY.
            --------

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     11.16  BINDING EFFECT.
            --------------

     This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by the Borrower, the Guarantors and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent and each Lender and their respective successors and assigns.

     11.17  CONFIDENTIALITY.
            ---------------

     Each Lender agrees that it will use its reasonable best efforts to keep confidential and to cause any representative designated under Section 7.11 to keep confidential any non-public information from time to time supplied to it under any Credit Document; provided, however, that nothing herein shall affect
                           --------  -------
the disclosure of any such information to (i) the extent such Lender in good faith believes is required by statute, rule, regulation or judicial process,
(ii) counsel for such Lender or to its accountants, (iii) bank examiners or auditors or comparable Persons, (iv) any affiliate of such Lender, (v) any other Lender, or any assignee, transferee or participant, or any potential assignee, transferee or participant, of all or any portion of any Lender's rights under this Credit Agreement who is notified of the confidential nature of the information and agrees to be bound by this provision or provisions reasonably comparable hereto, or (vi) any other Person in connection with any litigation to which any one or more of the Lenders is a party; and provided further that no
                                                     -------- -------
Lender shall have any obligation under this Section 11.17 to the extent any such information becomes available on a non-confidential basis from a source other than a Credit Party or that any information becomes publicly available other than by a breach of this Section 11.17. Each Lender agrees it will use all confidential information exclusively for the purpose of evaluating, monitoring, selling, protecting or enforcing its Loans and other rights under the Credit Documents. Without affecting any other rights of the Borrower and the Credit Parties, each Lender acknowledges that the Borrower shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any breach of the provisions of this Section 11.17.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                GORGES/QUIK-TO-FIX FOODS, INC.,
--------                 a Delaware corporation


                         By: /s/ William A. Davies
                            ----------------------------
                         Name: William A. Davies
                              --------------------------
                         Title: VP-Secretary
                               -------------------------


GUARANTORS:              GORGES HOLDING CORPORATION,
----------               a Delaware corporation


                         By: /s/ William A. Davies
                            ----------------------------
                         Name: William A. Davies
                              --------------------------
                         Title: VP-Secretary
                               -------------------------

       Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

LENDER:
------
                         NATIONSBANK OF TEXAS, N.A.,
                         individually in its capacity as a
                         Lender and in its capacity as Agent


                         By: /s/ Elton Vogel
                            ----------------------------
                         Name: Elton Vogel
                              --------------------------
                         Title: Vice President
                               -------------------------

     Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

LENDER:
------

                         HARRIS TRUST AND SAVINGS BANK


                         By: /s/ H. Glen Clarke
                            ----------------------------
                         Name: H. Glen Clarke
                              --------------------------
                         Title: Vice President
                               -------------------------

     Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

LENDER:
------

                         THE CIT GROUP/BUSINESS CREDIT, INC.


                         By: /s/
                            ----------------------------
                         Name:
                              --------------------------
                         Title: Vice President
                               -------------------------

     Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

LENDER:
------

                         CREDITANSTALT BANKVEREIN


                         By: /s/ Robert M. Biringer
                            ----------------------------
                         Name: Robert M. Biringer
                              --------------------------
                         Title: Executive Vice President
                               -------------------------


                         By: /s/ Carl G. Drake
                            ----------------------------
                         Name: Carl G. Drake
                              --------------------------
                         Title: Senior Associate
                               -------------------------

     Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

LENDER:
------

                         THE FIRST NATIONAL BANK OF BOSTON
                         (A NATIONAL BANKING ASSOCIATION)


                         By: /s/ Harold E. Blatt
                            ----------------------------
                         Name: Harold E. Blatt
                              --------------------------
                         Title: Director
                               -------------------------

     Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

LENDER:
------

                         SUNTRUST BANK, ATLANTA


                         By: /s/ Rainer Zeck
                            ----------------------------
                         Name: Rainer Zeck
                              --------------------------
                         Title: Vice President
                               -------------------------

                         By: /s/ Andrew McGhee
                            ----------------------------
                         Name: Andrew McGhee
                              --------------------------
                         Title: Group Vice President
                               -------------------------

     Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

LENDER:
------

                         PNC BANK, NATIONAL ASSOCIATION


                         By: /s/ James A. Fink
                            ----------------------------
                         Name: James A. Fink
                              --------------------------
                         Title:   VP
                               -------------------------

                                SCHEDULE 1.1(a)
                       PRE-CLOSING FINANCIAL INFORMATION



                    For the Fiscal     For the Fiscal  For the Fiscal
                    Quarter Ended      Quarter Ended   Quarter Ended
                    December 31, 1995  March 31, 1996  June 30, 1996
CONSOLIDATED
CAPITAL
EXPENDITURES           $1,125,000        $1,125,000     $1,125,000

CONSOLIDATED
EBITDA                 $9,250,000        $9,250,000     $9,250,000

CONSOLIDATED
SCHEDULED FUNDED
DEBT PAYMENT           $  937,500        $  937,500     $  937,500


                                SCHEDULE 1.1(B)
                                ---------------
                             COMMITMENT PERCENTAGES


                                                REVOLVING LOAN                    TERM LOAN
                                                  COMMITMENT     REVOLVING        COMMITMENT
NAME OF LENDERS                                   PERCENTAGE       LOANS          PERCENTAGE     TERM LOANS
---------------                                 --------------   ---------        ----------     ----------
NationsBank of Texas, N.A.                       17.14285714%   $ 5,142,857.14   17.14285714%  $ 6,857,142.86

The First National Bank of Boston                12.85714287%   $ 3,857,142.85   12.85714287%  $ 5,142,857.15

The CIT Group/Business Credit, Inc.              14.28571428%   $ 4,285,714.29   14.28571428%  $ 5,714,285.71

Creditanstalt Bankverein                         14.28571428%   $ 4,285,714.29   14.28571428%  $ 5,714,285.71

Harris Trust and Savings Bank                    14.28571428%   $ 4,285,714.29   14.28571428%  $ 5,714,285.71

PNC Bank, National Association                   12.85714287%   $ 3,857,142.85   12.85714287%  $ 5,142,857.15

SunTrust Bank, Atlanta
                                                 14.28571428%   $ 4,285,714.29   14.28571428%  $ 5,714,285.71

TOTAL:                                                100.00%   $30,000,000.00        100.00%  $40,000,000.00

                                SCHEDULE 5.1(F)
                                ---------------

                              MORTGAGED PROPERTIES
                              --------------------

                         GORGES/QUIK-TO-FIX FOODS, INC.
                         ------------------------------

1.   Garland Facility
     ----------------

     209 Range Drive
     Garland, Dallas County, Texas  75040

2.   Harlingen Facility
     ------------------

     1130 Expressway 77
     Harlingen, Cameron County, Texas  78550

3.   Orange City Facility
     --------------------

     101 14th Street, S.E.
     Industrial Air Park
     Orange City, Sioux County, Iowa  51041

4.   Sioux Center Facility
     ---------------------

     251 15th Street, N.E.
     Sioux Center, Sioux County, Iowa  51250

                           GORGES HOLDING CORPORATION
                           --------------------------

                                     None.
                                     -----

                                SCHEDULE 5.1(I)
                                ---------------

                              CORPORATE STRUCTURE
                              -------------------

1.   GORGES/QUIK-TO-FIX FOODS, INC.
     ------------------------------

---------------------------------------------------------------------------------------
                                      STOCK                            PERCENTAGE
                                   CERTIFICATE    ISSUED NUMBER OF         OF
     SHAREHOLDER NAME                NUMBER            SHARES           OWNERSHIP
Gorges Holding Corporation              3              1000               100%
---------------------------------------------------------------------------------------


2.   GORGES HOLDING CORPORATION
     --------------------------

---------------------------------------------------------------------------------------
                                      STOCK                            PERCENTAGE
                                   CERTIFICATE    ISSUED NUMBER OF         OF
     SHAREHOLDER NAME                NUMBER            SHARES           OWNERSHIP
     CGW Southeast                     2              250,000             55.6%
      Partners III, L.P.                             (Class A)
---------------------------------------------------------------------------------------
     NationsBanc                       1              90,000              20.0%
      Investment                                     (Class B)
      Corporation
---------------------------------------------------------------------------------------
     Mellon Bank, N.A., as             3             110,000              24.4%
      Trustee for First                              (Class A)
      Plaza Group Trust
---------------------------------------------------------------------------------------

     The Parent has reserved for issuance under the 1996 Stock Incentive Plan 112,500 shares of Class A Voting Common Stock.

     The Parent has also agreed to issue an aggregate amount of 5,600 shares of Class A Voting Common Stock to the "Management Purchasers" under and as defined in that certain Securities Purchase and Stockholders Agreement dated November 25, 1996 among the Parent, NationsBanc Investment Corporation, Mellon Bank, N.A., as trustee for First Plaza Group Trust, CGW, J. David Culwell, Richard E. Mitchell, Randall H. Collins, Robert M. Powers, Hernando Aviles and Stuart A. Ensor.

                                  SCHEDULE 6.6
                                  ------------

                     CONSENTS, APPROVALS AND AUTHORIZATIONS
                     --------------------------------------



     No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party that is required in connection with the execution, delivery or performance of the Credit Agreement or any of the other Credit Documents has not been obtained.

     Several consents, approvals and authorizations which are necessary to conduct the business of the Borrower have not yet been obtained. The status of such consents, approvals and authorizations is as follows:

     The Borrower has provided notice to various federal and state environmental agencies by letter or other form of notification of the transfer of permits currently in the name of Tyson Foods, Inc. ("Tyson") or a related Tyson entity to Gorges/Quik-to-Fix Foods, Inc. Such notice of transfer is required in connection with the operation of the processing facilities. Once such notice of transfer is received by such agencies, the Borrower will be in compliance with applicable law. The Borrower, however, has not received any written notification from such agencies that such permits have been transfered and has not received any new permits.

                                 SCHEDULE 6.10
                                 -------------

                                  INDEBTEDNESS
                                  ------------


                         GORGES QUIK-TO-FIX FOODS, INC.
                         ------------------------------

                                     None.



                           GORGES HOLDING CORPORATION
                           --------------------------

                                     None.

                                 SCHEDULE 6.11
                                 -------------

                                   LITIGATION
                                   ----------

                                     None.

                                 SCHEDULE 6.15
                                 -------------

                                  SUBSIDIARIES
                                  ------------

A.   SUBSIDIARIES
     ------------

     1.   GORGES/QUIK-TO-FIX FOODS, INC. SUBSIDIARIES

               None.

     2.   GORGES HOLDING CORPORATION SUBSIDIARIES

          (a)  Name:                           Gorges/Quik-to-Fix Foods, Inc.
               -----

          (b)  Jurisdiction of Incorporation:  Delaware
               ------------------------------

          (c)  Outstanding Capital Stock
               ------------------------------
               or Equity Interests:            1000 shares of common stock
               --------------------            outstanding

          (d) Number of Shares Owned
              ----------------------
              (Directly or Indirectly):        1000 shares (Directly)
              -------------------------

          (e) Percentage of Ownership:         100%
              ------------------------

          (f) Outstanding Options, Warrants,
              -------------------------------
              Rights of Conversion or Purchase
              --------------------------------
              and other similar rights:        None.
              -------------------------

B.   PURCHASE OPTIONS
     ----------------

     1.   GORGES/QUIK-TO-FIX FOODS, INC.
          ------------------------------

          None.

     2.   GORGES HOLDING CORPORATION
          --------------------------

          Stock Options delivered to the following management employees:

        NAME           ISSUE DATE  EXERCISE PRICE  NUMBER OF SHARES
-------------------------------------------------------------------
David Culwell            11/25/96    $100/share     28,125 Class A
-------------------------------------------------------------------
Richard E. Mitchell      11/25/96    $100/share     16,875 Class A
-------------------------------------------------------------------
Randall H. Collins       11/25/96    $100/share     16,875 Class A
-------------------------------------------------------------------
Robert M. Powers         11/25/96    $100/share     7,030 Class A
-------------------------------------------------------------------
Hernando Aviles          11/25/96    $100/share     1,757 Class A
-------------------------------------------------------------------
Stuart Alan Ensor        11/25/96    $100/share     1,757 Class A
-------------------------------------------------------------------

                                 SCHEDULE 6.18
                                 -------------

                             ENVIRONMENTAL MATTERS
                             ---------------------



1. Phase I Environmental Site Assessment of Tyson Foods, Inc. ("Tyson") facility in Harlingen, Texas, prepared by Professional Service Industries, Inc. ("PSI") for Tyson Foods, Inc. ("Tyson"), dated June 19, 1996, Project # 519-6E035;

2. Phase I Environmental Site Assessment of Tyson Foods, Inc. ("Tyson") facility in Orange City, Iowa, prepared by Professional Service Industries, Inc. ("PSI") for Tyson Foods, Inc. ("Tyson"), dated June, 1996, Project # 519-6L039;

3. Phase I Environmental Site Assessment of Tyson Foods, Inc. ("Tyson") facility in Sioux Center, Iowa, prepared by Professional Service Industries, Inc. ("PSI") for Tyson Foods, Inc. ("Tyson"), dated June 19, 1996, Project # 519-6LO38;

4. Phase I Environmental Site Assessment of Tyson Foods, Inc. ("Tyson") facility in Garland, Texas, prepared by Professional Service Industries, Inc. ("PSI") for Tyson Foods, Inc. ("Tyson"), dated June 19, 1996, Project # 519-6E037;

5. Environmental Records Audit of Tyson Foods, Inc. ("Tyson") facility in Orange City, Iowa, prepared by Professional Service Industries, Inc. ("PSI") for Tyson Foods, Inc. ("Tyson"), dated June, 1996, Project # 519-6L039-1;

6. Environmental Records Audit of Tyson Foods, Inc. ("Tyson") facility in Harlingen, Texas, prepared by Professional Service Industries, Inc. ("PSI") for Tyson Foods, Inc. ("Tyson"), dated June, 1996, Project # 519-6LO35-1;

7. Environmental Records Audit of Tyson Foods, Inc. ("Tyson") facility in Sioux Center, Iowa, prepared by Professional Service Industries, Inc. ("PSI") for Tyson Foods, Inc. ("Tyson"), dated June, 1996, Project # 519-6L038-1;

8. Environmental Records Audit of Tyson Foods, Inc. ("Tyson") facility in Garland, Texas, prepared by Professional Service Industries, Inc. ("PSI") for Tyson Foods, Inc. ("Tyson"), dated June, 1996, Project # 519-6L037-1.

                                 SCHEDULE 6.19
                                 -------------

                             INTELLECTUAL PROPERTY
                             ---------------------

                         GORGES/QUIK-TO-FIX FOODS, INC.
                         ------------------------------

1.   TRADEMARKS
     ----------

     A. REGISTERED TRADEMARKS
        ----------------------

           MARK                 US REGISTRATION NUMBER
           ----                 ----------------------

        Char D'oeuvre                 1,662,616
        Charsteaks                    1,558,271
        Crispntender                  1,567,718
        Gorges                        1,480,931
        Grill-etts                    1,271,964
        Quik-to-Fix                   1,040,675
        Redi Ribs                     1,693,360
        Tastycut                      1,668,673
        Tastyrib                      1,669,611
        Tejitas                       1,537,517
        Tejita Bites                  1,537,518
        Tenderbroil                   1,479,792

     B. REGISTERED TRADEMARKS (LICENSED)
        --------------------------------

  The following registered trademarks are licensed to the Borrower pursuant to that certain License Agreement dated as of November 9, 1990, by and between Harker's Distribution, Inc. and Tyson Foods, Inc. which has been assigned to the Borrower pursuant to that certain Assignment, Assumption and Consent Agreement, dated as of November 25, 1996, by and among Tyson Foods, Inc., the Borrower, and Harker's Distribution, Inc.:

          MARK                                   US REGISTRATION NUMBER
          ----                                   ----------------------
       Harker's                                        1,051,980
       Harker's Homestyle                              1,528,452
       Harker's Homestyle &                            1,523,685
        Design
       Harker's Homestyle                              1,465,698
        Burgers
       Harker's Homestyle                              1,465,699
        Burgers & Design
       Harker's Homestyle Entree                       1,465,696
       Harker's Homestyle Entree                       1,465,697
        & Design
       Harker's Ready Lean                             1,570,005

  C.   TRADENAMES
       ----------

       Harkers
       Quik-to-Fix
       Circle H
       Gorges Food Service
       Harkers, Inc.
       Quik-to-Fix Products, Inc.

  D.   CORPORATE NAMES, COMPANY NAMES
       ------------------------------

       Gorges/Quik-to-Fix Foods, Inc.

  E.   LOGOS
       -----

       See attached picture

2.  COPYRIGHT REGISTRATIONS
    -----------------------

    None.

3.  PATENTS
    -------

    None.

4.  LICENSED TECHNOLOGY
    -------------------

  Licensing of computer software by the Borrower in the ordinary course of business.

                           GORGES HOLDING CORPORATION
                           --------------------------

1.  TRADEMARKS
    ----------

  A.   REGISTERED TRADEMARKS
       ---------------------

       None.

  B.   TRADENAMES
       ----------

       None.

  C.   CORPORATE NAMES, COMPANY NAMES
       ------------------------------

       Gorges Holding Corporation

  D.   LOGOS
       -----

       None

2.  COPYRIGHT REGISTRATIONS
    -----------------------

    None.

3.  PATENTS
    -------

    None.

4.  LICENSED TECHNOLOGY
    -------------------

    None.

                                SCHEDULE 6.22(A)
                                ----------------

                            REAL PROPERTY LOCATIONS
                            -----------------------

                         GORGES/QUIK-TO-FIX FOODS, INC.
                         ------------------------------

1.   Garland Facility
     ----------------

     209 Range Drive
     Garland, Dallas County, Texas  75040

     113 Range Drive
     Garland, Dallas County, Texas  75040

     202 Range Drive
     Garland, Dallas County, Texas  75040

     210 Range Drive  (Leased Property)
     Garland, Dallas County, Texas  75040

     214 Range Drive  (Leased Property)
     Garland, Dallas County, Texas  75040

     222A Range Drive  (Leased Property)
     Garland, Dallas County, Texas  75040

2.   Harlingen Facility
     ------------------

     1130 Expressway 77
     Harlingen, Cameron County, Texas  78550

3.   Orange City Facility
     --------------------

     101 14th Street, S.E.
     Industrial Air Park
     Orange City, Sioux County, Iowa  51041

4.   Sioux Center Facility
     ---------------------

     251 15th Street, N.E.
     Sioux Center, Sioux County, Iowa  51250

                           GORGES HOLDING CORPORATION
                           --------------------------

                                     None.
                                     -----

                                SCHEDULE 6.22(B)
                                ----------------

                          PERSONAL PROPERTY LOCATIONS
                          ---------------------------

                         GORGES/QUIK-TO-FIX FOODS, INC.
                         ------------------------------

1.   Garland Facility
     ----------------

     209 Range Drive
     Garland, Dallas County, Texas  75040

     113 Range Drive
     Garland, Dallas County, Texas  75040

     202 Range Drive
     Garland, Dallas County, Texas  75040

     210 Range Drive
     Garland, Dallas County, Texas  75040

     214 Range Drive
     Garland, Dallas County, Texas  75040

     222A Range Drive
     Garland, Dallas County, Texas  75040

2.   Harlingen Facility
     ------------------

     1130 Expressway 77
     Harlingen, Cameron County, Texas  78550

3.   Orange City Facility
     --------------------

     101 14th Street, S.E.
     Industrial Air Park
     Orange City, Sioux County, Iowa  51041

4.   Sioux Center Facility
     ---------------------

     251 15th Street, N.E.
     Sioux Center, Sioux County, Iowa  51250

5.   Chief Executive Office
     ----------------------

     c/o Tyson Foods, Inc.
     2210 West Oaklawn Drive
     Springdale, Washington County, Arkansas  72762-6999

     After the Closing Date, Gorges/Quik-to-Fix Foods, Inc. will relocate its chief executive office to:

     209 Range Drive

     Garland, Dallas County, Texas  75040

6.   Third Party Warehouse Locations
     -------------------------------

     Carmar Springdale
     1200 Old Missouri Road
     Springdale, Washington County, Arkansas  72764

     United States Cold Storage
     P.O. Box 1903
     1500 Island Street
     Laredo, Webb County, Texas  78044-1903

     United Refrigerated Services
     1740B Westgate Parkway, S.W.
     Atlanta, Fulton County, Georgia  30336

     United Refrigerated Services
     3320 South Arlington Avenue
     Indianapolis, Marion County, Indiana  46203

     Rochelle Cold Storage
     975 South Caron Road
     Rochelle, Ogle County, Illinois  61068

     Cloverleaf Cold Storage
     18th Street & Lincoln Streets, S.E.
     LeMars, Plymouth County, Iowa  51031

     Cloverleaf Cold Storage
     223 Cloverleaf Court
     Sioux City, Woodbury County, Iowa  51103

     Nordic Fisheries
     23rd and Smallman
     Pittsburgh, Allegheny County, Pennsylvania  15222

     United Refrigerated Services
     100 Exchange Street
     Charlotte, Mecklenburg County, North Carolina  28208

     Southwest Cold Storage
     One North 59th Avenue
     Phoenix, Maricopa County, Arizona  85043

     Tex Mex Cold Storage
     6665 E. 14th Street
     P.O. Box 4960
     Brownsville, Cameron County, Texas  78523

     United States Cold Storage
     5150 Pulaski Street
     Dallas, Dallas County, Texas  75247

     United Refrigerator Services
     RD 2 Orchard Lane
     P.O. Box AD
     Leesport, Berks County, Pennsylvania  19533


     Zero Mountain, Inc.
     515 North Bloomington
     Lowell, Benton County, Arkansas  72745

     Americold
     4475 E. 50th Avenue
     Denver, Denver County, Colorado  80216

     Carmar Valley Distribution
     203 Industrial Boulevard
     Russelville, Pope County, Arkansas  72801

     City Ice Cold Storage
     Pier 91, Building 391
     Seattle, King County, Washington  98119

     Carmar Russelville
     300 Elmira Avenue
     Russelville, Pope County, Arkansas  72901

     United States Cold Storage
     P.O. Box 590066
     2292 Sand Lake Road
     Orlando, Orange County, Florida  32859-0066

     United States Cold Storage
     3300 E. Park Row Drive
     Arlington, Tarrant County, Texas  75010

     Henderson Cold Storage
     830 Horizon Drive
     Henderson, Clark County, Nevada  89014

                           GORGES HOLDING CORPORATION
                           --------------------------

1.   209 Range Drive
     Garland, Dallas County, Texas  75040

                                SCHEDULE 6.22(C)
                                ----------------

       LEASED LOCATIONS WHERE COLLATERAL OF AT LEAST $250,000 IS LOCATED
       -----------------------------------------------------------------


1.   Garland Facility
     ----------------

     210 Range Drive
     Garland, Dallas County, Texas  75040

     214 Range Drive
     Garland, Dallas County, Texas  75040

     222A Range Drive
     Garland, Dallas County, Texas  75040

2.   Warehouse Locations
     -------------------

     Carmar Springdale
     1200 Old Missouri Road
     Springdale, Washington County, Arkansas  72764

     United Refrigerated Services
     1740B Westgate Parkway, S.W.
     Atlanta, Fulton County, Georgia  30336

     United Refrigerated Services
     3320 South Arlington Avenue
     Indianapolis, Marion County, Indiana  46203

     Rochelle Cold Storage
     975 South Caron Road
     Rochelle, Ogle County, Illinois  61068

     Cloverleaf Cold Storage
     18th Street & Lincoln Streets, S.E.
     LeMars, Plymouth County, Iowa  51031

     Cloverleaf Cold Storage
     223 Cloverleaf Court
     Sioux City, Woodbury County, Iowa  51103

     Tex Mex Cold Storage
     6665 E. 14th Street
     P.O. Box 4960
     Brownsville, Cameron County, Texas  78523

     United States Cold Storage
     5150 Pulaski Street
     Dallas, Dallas County, Texas  75247

     United Refrigerator Services
     RD 2 Orchard Lane
     P.O. Box AD
     Leesport, Berks County, Pennsylvania  19533

     Carmar Valley Distribution
     203 Industrial Boulevard
     Russelville, Pope County, Arkansas  72801

     Carmar Russelville
     300 Elmira Avenue
     Russelville, Pope County, Arkansas  72901

     United States Cold Storage
     3300 E. Park Row Drive
     Arlington, Tarrant County, Texas  75010

     Henderson Cold Storage
     830 Horizon Drive
     Henderson, Clark County, Nevada  89014

                                SCHEDULE 6.22(D)
                                ----------------

                            CHIEF EXECUTIVE OFFICES
                            -----------------------

                         GORGES/QUIK-TO-FIX FOODS, INC.
                         ------------------------------


     c/o Tyson Foods, Inc.
     2210 West Oaklawn Drive
     Springdale, Washington County, Arkansas  72762-6999


     After the Closing Date, Gorges/Quik-to-Fix Foods, Inc. will relocate its chief executive office to:

     209 Range Drive
     Garland, Dallas County, Texas  75040

                           GORGES HOLDING CORPORATION
                           --------------------------

     209 Range Drive
     Garland, Dallas County, Texas  75040

                                 SCHEDULE 6.27
                                 -------------

                                 LABOR MATTERS
                                 -------------

                                     None.
                                     -----

                                 SCHEDULE 11.1
                                 -------------
                                    NOTICES

NAME AND ADDRESS OF LENDERS
---------------------------

NationsBank of Texas, N.A.
901 Main Street
Dallas, Texas  75202
Attn:  Gilda Digges
Telephone: (214) 508-2138
Facsimile: (214) 508-2515

The First National Bank of Boston
115 Perimeter Center Place NE
Suite 500
Atlanta, Georiga  30346
Attn:  Dennis Wilson
Telephone: (770) 390-6528
Facsimile: (770) 393-4166

The CIT Group/Business Credit, Inc.
900 Ashwood Parkway
Atlanta, GA  30338
Attn: Bob Bermier
Telephone:  (770) 551-7922
Telecopier:  (770) 551-7899

Creditanstalt Bankverein
Two Ravinia Drive, Suite 1680
Atlanta, Georgia  30346
Attn:  Carl Drake
Telephone:  (770) 390-1850
Telecopier:  (770) 390-1851

Harris Trust and Savings Bank
111 W. Monroe Street/18 W
Chicago, Illinois  60603
Attn: Glenn Clark
Telephone:  (312) 461-7991
Telecopier:  (312) 765-8095

PNC Bank, National Association
249 5th Avenue
Pittsburgh, Pennsylvania  15222
Attn:  Jim Fink
Telephone:  (412) 762-8746
Telecopier:  (412) 762-5944

SunTrust Bank, Atlanta
25 Park Place, 23rd Floor
MC075
Atlanta, Georgia  30302
Attn:  Rainer Zeck
Telephone:  (404) 588-7824
Telecopier:  (404) 588-8833

                                  EXHIBIT 2.1
                                  -----------

                          FORM OF NOTICE OF BORROWING

NationsBank of Texas, N.A.,
 as Agent for the Lenders
901 Main Street
Dallas, Texas  75202
Attention:  Agency Services

Ladies and Gentlemen:

     The undersigned, GORGES/QUIK-TO-FIX FOODS, INC. (the "Borrower"), refers to
                                                           --------
the Credit Agreement dated as of November 25, 1996 (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among the
                                             ----------------
Borrower, the other Credit Parties party thereto, the Lenders party thereto and NationsBank of Texas, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 2.1(b) of the Credit Agreement that it requests a Revolving Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:

(A)  Date of Borrowing
     (which is a Business Day)                __________

(B)  Principal Amount of
     Borrowing                                __________

(C)  Interest rate basis                      __________

(D)  Interest Period and the
     last day thereof                         __________

     In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section, and confirms that the matters referenced in subsections (c), (d), (e) and (f) of such Section, are true and correct.

                              Very truly yours,

                              GORGES/QUIK-TO-FIX FOODS, INC.


                              By:
                              Name:
                              Title:

                                  EXHIBIT 2.4
                                  -----------

                   FORM OF NOTICE OF CONTINUATION/CONVERSION


NationsBank of Texas, N.A.,
 as Agent for the Lenders
901 Main Street
Dallas, Texas  75202
Attention:  Agency Services

Ladies and Gentlemen:

    The undersigned, GORGES/QUIK-TO-FIX FOODS, INC. (the "Borrower"), refers to
                                                          --------
the Credit Agreement dated as of November 25, 1996 (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among the
                                             ----------------
Borrower, the other Credit Parties party thereto, the Lenders party thereto and NationsBank of Texas, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 2.4 of the Credit Agreement that it requests a continuation or conversion of a Revolving Loan outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such continuation or conversion is requested to be made:

(A)  Date of Continuation or Conversion
    (which is the last day of the
    the applicable Interest Period)              __________

(B) Principal Amount of
    Continuation or Conversion                   __________

(C) Interest rate basis                          __________

(D) Interest Period and the
    last day thereof                             __________

    In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section, and confirms that the matters referenced in subsections (c), (d), (e) and (f) of such Section, are true and correct.

                              Very truly yours,

                              GORGES/QUIK-TO-FIX FOODS, INC.

                              By:
                              Name:
                              Title:

                                 EXHIBIT 2.6(A)
                                 --------------

                             FORM OF REVOLVING NOTE

$                                                              November 25, 1996
 ------------------

          FOR VALUE RECEIVED, GORGES/QUIK-TO-FIX FOODS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                  --------
                          , its successors and permitted assigns (the "Lender"),
--------------------------
at the office of NationsBank of Texas, N.A., as Agent (the "Agent"), at 901 Main
                                                            -----
Street, Dallas, Texas 75202 (or at such other place or places as the holder hereof may designate in writing to the Borrower pursuant to the terms of the Credit Agreement), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Agent (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not
                                 ----------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of
                                                     ---------------------------
DOLLARS ($            ) or, if less than such principal amount, the aggregate
          ------------
unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in the Credit Agreement.

     Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1(b) of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

     All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated
                                    ----------
herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such
                        --------  -------
information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

     This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(d) of the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                              GORGES/QUIK-TO-FIX FOODS, INC.

                              By:
                              Name:
                              Title:

                               SCHEDULE A TO THE
                                REVOLVING NOTE
                       OF GORGES/QUIK-TO-FIX FOODS, INC.
                            DATED NOVEMBER 25, 1996

                                                                                             Name of
             Type                           Payments                                          Person
              of       Interest       --------------------       Balance       Unpaid         Making
Date         Loan       Period        Principal   Interest       of Note      Principal      Notation
----         ----      --------       ---------   --------      ---------     ---------      --------




                                EXHIBIT 2.6(B)
                                --------------

                               FORM OF TERM NOTE

$                                                              November 25, 1996
 --------------------


          FOR VALUE RECEIVED, GORGES/QUIK-TO-FIX FOODS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                  --------
                         , its successors and permitted assigns (the "Lender"),
-------------------------                                             ------
at the office of NationsBank of Texas, N.A., as Agent (the "Agent"), at 901 Main
                                                            -----
Street, Dallas, Texas 75202 (or at such other place or places as the holder hereof may designate in writing to the Borrower pursuant to the terms of the Credit Agreement), at the times set forth in the Credit Agreement dated as of the date hereof among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Agent (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not
                                 ----------------
otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of
                                                     -------------------------
DOLLARS ($            ), and to pay interest from the date hereof on the
          ------------
unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in the Credit Agreement.

     Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1(b) of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

     All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated
                                    ----------
herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such
                        --------  -------
information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

     This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(d) of the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                              GORGES/QUIK-TO-FIX FOODS, INC.

                              By:
                              Name:
                              Title:

                               SCHEDULE A TO THE
                                   TERM NOTE
                       OF GORGES/QUIK-TO-FIX FOODS, INC.
                            DATED NOVEMBER 25, 1996

                                                                                             Name of
             Type                           Payments                                          Person
              of       Interest       --------------------       Balance       Unpaid         Making
Date         Loan       Period        Principal   Interest       of Note      Principal      Notation
----         ----      --------       ---------   --------      ---------     ---------      --------




                                EXHIBIT 7.1(C)
                                --------------

                   FORM OF OFFICER'S COMPLIANCE CERTIFICATE

    For the fiscal quarter ended                 ,     .
                                 ----------------  ----

    I,                       , [Title] of GORGES/QUIK-TO-FIX FOODS, INC. (the
       ---------------------
"Borrower") hereby certify that, to the best of my knowledge and belief, with
---------
respect to that certain Credit Agreement dated as of November 25, 1996 (as amended, modified, extended or restated from time to time, the "Credit
                                                                ------
Agreement"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and NationsBank of Texas, N.A., as Agent:

    a. The company-prepared financial statements which accompany this certificate are true and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

    b.  Since             (the date of the last similar certification, or, if
              -----------
none, the Closing Date) no Default or Event of Default has occurred and is continuing under the Credit Agreement; and

Delivered herewith are detailed calculations demonstrating compliance by the Credit Parties with the financial covenants contained in Section 7.12 of the Credit Agreement as of the end of the fiscal period referred to above.

    This        day of            ,     .
         ------        -----------  ----

                              GORGES/QUIK-TO-FIX FOODS, INC.


                              By:
                              Name:
                              Title:

                      Attachment to Officer's Certificate
                      -----------------------------------

                      COMPUTATION OF FINANCIAL COVENANTS

                                  SCHEDULE 7.6
                                  ------------


                       GORGES HOLDING CORPORATION, AND/OR
                         GORGES/QUIK-TO-FIX FOODS, INC.
                             SCHEDULE OF INSURANCE

------------------------------------------------------------------------------------------------------------------------------------
       INSURANCE                     POLICY              EXPIRATION              COVERAGE                   LIMIT OF
        CARRIER                      NUMBER                DATE                   TYPE                      INSURANCE
------------------------------------------------------------------------------------------------------------------------------------

The Travelers Indemnity          KTJCMB266T268-0-96       11/25/97              Property-Iowa              128,925,094
 Company of Illinois
                                 KTJCMB266T268-0-96       11/25/97              Property-Texas             INCLUDED IN ABOVE
The Travelers Lloyds Company

The Travelers Indemnity          UJGLSA395J053-0          11/25/97              General Liability          1,000,000-Occurrence
 Company of Illinois                                                                                       5,000,000-Aggregate

The Travelers Indemnity          JUCAP395J054-02          11/25/97              Automobile                 1,000,000
 Company of Illinois

The Travelers Indemnity          UEEUB395J051-7           11/25/97              Workers Compensation        A-STATUTORY
 Company of Connecticut                                                                                     B-500,000.

The Travelers Indemnity          UJUB395J052-9            11/25/97              Workers Compensation-CA     A-STATUTORY
 Company of Illinois                                                                                        B-500,000.

Federal Insurance Company        7974-96-90               11/25/97              Umbrella                    10,000,000

American National Fire           TUE21834444              11/25/97              Excess Liability            40,000,000

Federal Insurance Company        81476718                 11/25/97              Executive Protection        SEE BELOW
                                                                                Directors & Officers        10,000,000
                                                                                Crime                        1,000,000
                                                                                Fiduciary Liability          2,000,000
                                                                                Comprehensive Extortion      1,000,000

                                 EXHIBIT 7.13
                                 ------------

                           FORM OF JOINDER AGREEMENT

    THIS JOINDER AGREEMENT (the "Agreement"), dated as of              ,     ,
                                 ---------                -------------  ----
is by and between                      , a                      (the
                  ---------------------    --------------------
"Subsidiary"), and NATIONSBANK OF TEXAS, N.A., in its capacity as Agent under
 ----------
that certain Credit Agreement (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), dated as of November 25,
                                 ----------------
1996, by and among Gorges/Quik-to-Fix Foods, Inc., a Delaware corporation (the

"Borrower"), the other Credit Parties party thereto, the Lenders party thereto
---------
and NationsBank of Texas, N.A., as Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

    The Subsidiary is an Additional Credit Party, and, consequently, the Credit Parties are required by Section 7.13 of the Credit Agreement to cause the Subsidiary to become a "Guarantor".
                        ---------

    Accordingly, the Subsidiary hereby agrees as follows with the Agent, for the benefit of the Lenders:

    1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby, jointly and severally together with the other Guarantors, guarantees to each Lender and the Agent, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Borrower's Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

    2. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security Agreement and an "Obligor" for all purposes of the Security Agreement, and shall have all of the obligations of an Obligor thereunder as if it had executed the Security Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Obligors contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, the Subsidiary hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against, any and all right, title and interest of the Subsidiary in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary. The Subsidiary hereby represents and warrants to the Agent that:

        (i) The Subsidiary's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth in Schedule 1 attached hereto and the Subsidiary keeps its books and records at such locations.

        (ii) The type of Collateral owned by the Subsidiary and the location of all Collateral owned by the Subsidiary is as shown on Schedule 2 attached hereto.

        (iii) The Subsidiary's legal name is as shown in this Agreement and the Subsidiary has not changed its name, been party to a merger, consolidation or other change in structure or used any tradenames except as set forth in
     Schedule 3 attached hereto.

         (iv) The patents, trademarks and copyrights listed on Schedule 4 attached hereto constitute all of the registrations and applications for the patents, trademarks and copyrights owned by the Subsidiary.

    3. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Pledge Agreement and a "Pledgor" for all purposes of the Pledge Agreement, and shall have all of the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Pledgors contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the Subsidiary hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Subsidiary in and to the Pledged Shares (as such term is defined in Section 2 of the Pledge Agreement) listed on
Schedule 5 attached hereto and the other Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement).

    4.  The address of the Subsidiary for purposes of all notices and other
communications is                     ,                             , Attention
                  --------------------  ----------------------------
of                (Facsimile No.             ).
   --------------                ------------

    5. The Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by the Subsidiary under Section 4 of the Credit Agreement upon the execution of this Agreement by the Subsidiary.

    6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

    7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

    IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                         [SUBSIDIARY]


                         By:
                         Name:
                         Title:


                         Acknowledged and accepted:

                         NATIONSBANK OF TEXAS, N.A., as Agent

                         By:
                         Name:
                         Title:

                                 EXHIBIT 11.3
                                 ------------

                       FORM OF ASSIGNMENT AND ACCEPTANCE


    THIS ASSIGNMENT AND ACCEPTANCE dated as of                ,      is entered
                                               ---------------  ----
into between                  ("Assignor") and
             ----------------                  --------------------
("Assignee").
  --------

    Reference is made to the Credit Agreement dated as of November 25, 1996, as amended and modified from time to time thereafter (the "Credit Agreement") among
                                                        ----------------
Gorges/Quik-To-Fix Foods, Inc., the other Credit Parties party thereto, the Lenders party thereto and NationsBank of Texas, N.A., as Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

    1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under
            -----------------
the Credit Agreement, including, without limitation, the interests set forth below in the Commitments and outstanding Loans of the Assignor on the effective date of the assignment designated below (the "Effective Date"), together with
                                              --------------
unpaid fees accrued on the assigned Commitments to the Effective Date and unpaid interest accrued on the assigned Loans to the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 11.3(b) of the Credit Agreement, a copy of which has been received by the Assignee. From and after the Effective Date (i) the Assignee, if it is not already a Lender under the Credit Agreement, shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests purchased and assumed by the Assignee under this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests sold and assigned by the Assignor under this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

    2. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of North Carolina.

    3.  Terms of Assignment

(a) Date of Assignment:

(b) Legal Name of Assignor:

(c) Legal Name of Assignee:

(d) Effective Date of Assignment:

(e) Revolving Loan Commitment
    Percentage Assigned (expressed
    as a percentage set forth to at
    least 8 decimals)                                            %

(f) Revolving Loan Commitment
    Percentage of Assignee after
    giving effect  to this Assignment
    and Acceptance as of the Effective
    Date (set forth to at least 8 decimals)                      %

(g) Revolving Loan Commitment
    Percentage of Assignor after
    giving effect to this Assignment
    and Acceptance as of the Effective
    Date (set forth to at least 8 decimals)                      %

(h) Revolving Committed Amount
    as of Effective Date                              $
                                                       -----------
(i) Dollar Amount of Assignor's
    Revolving Loan Commitment
    Percentage as of the Effective
    Date (the amount set forth in
    (h) multiplied by the percentage
    set forth in (g))                                 $
                                                       -----------
(j) Dollar Amount of Assignee's
    Revolving Loan Commitment
    Percentage as of the Effective
    Date (the amount set forth in
    (h) multiplied by the percentage
    set forth in (f))                                 $
                                                       -----------
(k) Term Loan Commitment Percentage
    Assigned (expressed as a
    percentage set forth to at
    least 8 decimals)                                            %

(l) Term Loan Commitment Percentage
    of Assignee after giving effect
    to this Assignment and Acceptance
    on the Effective Date (set forth
    to at least 8 decimals)                                      %

(m) Term Loan Commitment Percentage
    of Assignor after giving effect
    to this Assignment and Acceptance
    on the Effective Date (set forth
    to at least 8 decimals)                                      %

(n) Outstanding Balance of Term Loan
    as of Effective Date                              $
                                                       -----------

(o) Principal Amount of Assignor's
    portion of the Term Loan after
    giving effect to this Assignment
    and Acceptance on Effective
     Date (the amount set forth
     in (n) multiplied by the
     percentage set forth in (m))                      $
                                                        ----------

(p) Principal Amount of Assignee's
    portion of the Term Loan after
    giving effect to this Assignment
    and Acceptance on Effective
    Date (the amount set forth
    in (n) multiplied by the
    percentage set forth in (l))                       $
                                                        ----------

4. This Assignment and Acceptance shall be effective only upon consent of the Borrower and the Agent, if applicable, delivery to the Agent of this Assignment and Acceptance together with the transfer fee payable pursuant to Section 11.3(b) in connection herewith and recordation in the Register pursuant to
Section 11.3(d) of the terms hereof.

5. This Assignment and Acceptance may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Assignment and Acceptance to produce or account for more than one such counterpart.

The terms set forth above
are hereby agreed to:

                     , as Assignor
---------------------

By:
Name:
Title:

                     , as Assignee
---------------------

By:
Name:
Title:

Notice address of Assignee:

        [[Assignee]]


        --------------------------

        --------------------------

        Attn:
              ____________________


        Telephone: (   )
                    ---  --------
        Telecopy:  (   )
                    ---  --------

                                                                    EXHIBIT 10.6

CONSENTED TO:

NATIONSBANK OF TEXAS, N.A.,
as Agent

By:
Name:
Title:

GORGES/QUIK-TO-FIX FOODS, INC.

By:
Name:
Title: